SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-12

                                  VaxGen, Inc.
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(4)   Date Filed:

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

                     PRELIMINARY COPY SUBJECT TO COMPLETION

                                  VaxGen, Inc.
                        1000 Marina Boulevard, Suite 200
                           Brisbane, California 94005

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 26, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of VaxGen, Inc., a Delaware corporation (the "Company"). The meeting will be held on Thursday, May 26, 2004 at 9:00 a.m. local time at our corporate offices, 1000 Marina Boulevard, Suite 200, Brisbane, California for the following purposes:

      (1) To elect directors to serve for the ensuing year and until their successors are elected.

      (2) To approve the amendment of the Company's 2001 Employee Stock Purchase Plan, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 400,000 shares.

      (3) To approve the amendment and restatement of the Bylaws of the Company.

      (4) To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

      (5)   To conduct any other business properly brought before the meeting.

      These items of business are more fully described in the Proxy Statement accompanying this Notice.

      The record date for the Annual Meeting is April 1, 2004. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

                                         By Order of the Board of Directors


                                         /s/ Kevin C. Lee
                                         --------------------------------
                                         Kevin C. Lee
                                         Secretary

Brisbane, California
April 26, 2004

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      You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card, or vote over the telephone or on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
--------------------------------------------------------------------------------


                                       2.

                     PRELIMINARY COPY SUBJECT TO COMPLETION

                                  VaxGen, Inc.

                        1000 Marina Boulevard, Suite 200
                           Brisbane, California 94005

                                 PROXY STATEMENT
                   FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
                                  May 26, 2004

           QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

      We sent you this proxy statement and the enclosed proxy card because the Board of Directors of VaxGen, Inc. (sometimes referred to as the "Company" or "VaxGen") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

      The Company intends to mail this proxy statement and accompanying proxy card on or about April 26, 2004 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

      Only stockholders of record at the close of business on April 1, 2004 will be entitled to vote at the annual meeting. On this record date, there were 25,169,707 shares of common stock outstanding and entitled to vote.

      Stockholder of Record: Shares Registered in Your Name

      If on April 1, 2004 your shares were registered directly in your name with VaxGen's transfer agent, Mellon Investor Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

      Beneficial Owner: Shares Registered in the Name of a Broker or Bank

      If on April 1, 2004 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

      There are four (4) matters scheduled for a vote:

      o     Election of five (5) directors;

      o Proposed amendment to the Company's 2001 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder by 400,000 shares;


                                       3.

      o     Amendment and Restatement of the Company's Bylaws; and

      o Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

How do I vote?

      You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

      Stockholder of Record: Shares Registered in Your Name

      If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person, even if you have already voted by proxy.

>> To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

>> To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

>> To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time on May 25, 2004 to be counted.

>> To vote on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time on May 25, 2004 to be counted.

      Beneficial Owner: Shares Registered in the Name of Broker or Bank

      If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from VaxGen. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote over the telephone or on the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.

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We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
--------------------------------------------------------------------------------

How many votes do I have?

      On each matter to be voted upon, you have one vote for each share of common stock you own as of April 1, 2004.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of all five nominees for director, "For" the amendment to the 2001 Employee Stock Purchase Plan, "For" the amendment and restatement of Company's Bylaws, and "For" the ratification of


                                       4.

      PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

      We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

      Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

>>    You may submit another properly completed proxy card with a later date.

>> You may send a written notice that you are revoking your proxy to VaxGen's Secretary at 1000 Marina Boulevard, Suite 200, Brisbane, California 94005.

>> You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year's annual meeting?

      To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 27, 2004, to VaxGen's Secretary at 1000 Marina Boulevard, Suite 200, Brisbane, California 94005. If you wish to bring a matter before the stockholders at next year's annual meeting and you do not notify VaxGen before December 27, 2004, or a reasonable time before the Company begins to print and mail the proxy materials in the event the date of next year's annual meeting is moved more than 30 days from the date of the annual meeting for the prior year. If the proper notice is not given, then the Company's management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.

How are votes counted?

      Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

      If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange ("NYSE") on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

>> For the election of directors, Proposal No. 1, the 5 nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.


                                       5.

>> To be approved, Proposal No. 2, the amendment to the 2001 Employee Stock Purchase Plan, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you do not vote or "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

>> To be approved, Proposal No. 3, the amendment and restatement of the Company's Bylaws, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you do not vote or "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

>> To be approved, Proposal No. 4, the ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004, must receive a "For" vote from the majority of the shares present and entitled to vote either in person or by proxy. If you do not vote or "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

      A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 25,169,707 shares outstanding and entitled to vote. Thus 12,584,854 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

      Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

      Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2004.


                                       6.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      VaxGen's Board of Directors consists of five (5) directors. There are five
(5) nominees for director this year. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected, or until the director's death, resignation or removal. Each of the nominees listed below, except for Mr. Berger, is currently a director of the Company who was previously elected by the stockholders. Mr. Berger was elected by the Board of Directors on November 21, 2003, on the recommendation of Dr. Gordon. It is the Company's policy to encourage nominees for director to attend the Annual Meeting. Four (4) of the eight (8) nominees for election as a director at the 2003 Annual Meeting of Stockholders attended the 2003 Annual Meeting of Stockholders. Some of the director nominees did not attend the meeting as it was believed very few stockholders would attend.

      Directors are elected by a plurality of the votes properly cast in person or by proxy. The five (5) nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by VaxGen's management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

      The following is a brief biography of each nominee for the Board of Directors. Information regarding the nominees as of April 1, 2004, is set forth below.

Nominees for Director

Name of Nominee                  Age        Principal Occupation                                       Director Since
------------------------------------------------------------------------------------------------------------------------
Lance K. Gordon                  56         President and Chief Executive Officer of VaxGen            2001
Franklin Berger                  54         Independent Biotechnology Analyst.  Former Managing        2003
                                            Director, Equity Research and Senior Biotechnology
                                            Analyst, J.P. Morgan
Randall L-W. Caudill             57         Chairman of the Board of Directors of VaxGen and           2001
                                            President, Dunsford Hill Capital Partners
Michel Greco                     60         Retired, Former President and Chief Operating Officer,     2003
                                            Aventis Pasteur
William D. Young                 59         Chairman of the Board of Directors and Chief Executive     1995
                                            Officer of ViroLogic, Inc.

Lance K. Gordon, Ph.D.

      Dr. Gordon has served as President of VaxGen since March 2004. He has served as Chief Executive Officer and as a director of VaxGen from September 2001. Dr. Gordon served from May 1999 through March 2001, as the Executive Vice President of OraVax (now known as Acambis, Inc.) and the Director North America for Peptide Therapeutics as well as a member of the board of directors of Peptide. Peptide Therapeutics acquired OraVax in May 1999. Dr. Gordon served from 1990 to 1999 as the President and Chief Executive Officer and a member of the board of directors of OraVax, Inc. From January 1989 to June 1990, Dr. Gordon served as Executive Vice President and a member of the board of directors of North American Vaccine, Inc., a biopharmaceutical company. From April 1988 to January 1989, he served as Chief Executive Officer of American Vaccine Corporation and Selcore Laboratories, Inc., both of which are biopharmaceutical companies. From 1987 to 1988, Dr. Gordon was Associate Director, Infectious & Inflammatory Diseases, Clinical Pharmacology -- Drug Medical Affairs, of E.R. Squibb & Sons, Inc., a pharmaceutical company. From 1981 to 1987, he was Director, Immunobiology Research at Connaught Laboratories, Ltd., a pharmaceutical company. During his seven years with Connaught Laboratories, Ltd., Dr. Gordon was responsible for both bacterial and viral research and development programs. He was the inventor and Project Director of the Connaught Haemophilus influenzae type b conjugate vaccine, ProHibit(R). Dr. Gordon also serves as a member of the Board of Trustees of the not-for-profit Albert B. Sabin Vaccine Institute and as a member of the Expert Panel for the World Health Organization Meningitis Vaccine Project. Dr. Gordon received a B.A. from California State University at Humboldt and a Ph.D. in Biomedical Science from the


                                       7.

University of Connecticut. Dr. Gordon completed his postdoctoral fellowship at the Howard Hughes Medical Institute.

Franklin Berger

      Mr. Berger has served as a director since November 2003. Mr. Berger is currently an Independent Biotechnology Analyst. From 1998 to 2002, Mr. Berger was a Managing director, Equity Research and Senior Biotechnology Analyst for J.
P. Morgan Securities, Inc. From 1997 to 1998, he served as a Director, Equity Research and Senior Biotechnology Analyst for Salomon Smith Barney. From 1991 to 1997 he served as a Managing Director, Research and Biotechnology Analyst for Josephthal & Co. Mr. Berger received a B.A. in International Relations and an M.A. in International Economics from Johns Hopkins University and an M.B.A. from Harvard University.

Randall L-W. Caudill, Ph.D.

      Dr. Caudill has served as Chairman of the Board of Directors since March 2004 and as a director since February 2001; he had previously served as director from 1997 through 1999. Dr. Caudill is the President of Dunsford Hill Capital Partners, a San Francisco-based financial consulting firm, serving emerging growth companies. From 1987 to 1997 he served in various capacities including heading the Merger and Acquisition Department and co-heading the Investment Bank at Prudential Securities. Dr. Caudill serves on the board of directors of Northwest Biotherapeutics, Inc., Ramgen Power Systems Inc., Helix BioMedix, Inc., MediQuest Therapeutics, Inc. and SCOLR, Inc. as well as several non-profit entities. Dr. Caudill received a Ph.D. from Oxford University, where he was a Rhodes Scholar, and an M.A. in Public and Private Management from Yale University.

Michel Greco

      Mr. Greco has served as a director since February 2003. From 1998 until his retirement in January 2003, Mr. Greco was President and Chief Operating Officer of Aventis Pasteur and later deputy CEO. From 1994 to 1998, he helped create and also served as president and CEO of Pasteur Merieux MSD, a joint venture between Merck & Co. and Pasteur Merieux Connaught. In addition to his nearly 35 years of experience in the pharmaceuticals industry, with an emphasis on vaccines, Mr. Greco has served as president of the European Vaccine Manufacturers, chairman of IFPMA biological group and a member of the World Health Organization's Strategic Advisory Group of Experts. He also was a member of the European Union Task Force on Bioterrorism, and a board member of the French Pharmaceutical Association and president of its European Affairs Commission. Mr. Greco serves on the board of directors of ID Biomedical Corporation and PowderJect Pharmaceuticals Plc. Mr. Greco received a Master's degree of Institut d'Etudes Politiques de Paris and an M.B.A. from the Richard Ivey School of Business Administration at the University of Western Ontario.

William D. Young

      Mr. Young has served as a director since November 1995. Since September 1999, Mr. Young has been the Chairman of the board of directors and Chief Executive Officer of ViroLogic, Inc. From 1997 to September 1999, Mr. Young served as the Chief Operating Officer of Genentech, where he had been employed since 1980. Mr. Young serves on the board of directors of Biogen IDEC, Inc., Virologic, Inc. and Human Genome Sciences, Inc. He received a B.S. in Chemical Engineering from Purdue University and an M.B.A. from Indiana University. Mr. Young was elected to the Natural Academy of Engineering for his Contributions to biotechnology and was awarded an honorary Doctor of Engineering by Purdue University.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.


                                       8.

INDEPENDENCE OF THE BOARD OF DIRECTORS

      It is required under the Nasdaq Stock Market ("Nasdaq") listing standards, that a majority of the members of a listed company's board of directors qualify as "independent," as affirmatively determined by the board of directors. The Board of Directors consults with the Company's counsel to ensure that the Board of Directors' determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect time to time.

      Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors affirmatively has determined that all of the Company's directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Dr. Gordon, the President and CEO of the Company.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

      As required under new Nasdaq listing standards, the Company's independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. Persons interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of the Secretary, VaxGen, Inc. at 1000 Marina Boulevard, Suite 200 Brisbane, California 94005. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, or Nominating and Governance Committee.

      The Board of Directors has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The following table provides membership and meeting information for fiscal 2003 for each of the committees of the Board of Directors:

                                                                                        Nominating and
Name                                                 Audit           Compensation         Governance
------------------------------------------        ----------      -----------------    -----------------

Lance K. Gordon

Franklin Berger                                        X                                      X*

Randall L-W. Caudill                                   X*                  X                  X

Michel Greco                                           X

William D. Young                                       X                   X*

Total meetings in fiscal year 2003                     5                   5                  2

*     Committee Chairperson


      Below is a description of each committee of the Board of Directors. Each committee has the authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

AUDIT COMMITTEE

      The Audit Committee of the Board of Directors oversees the Company's corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit


                                       9.

Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; evaluates the cooperation received by the independent auditors during their audit examination; monitors the rotation of the partners of the independent auditors on the Company's audit engagement team; reviews the financial statements to be included in the Company's Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit of the financial statements and the timely reviews of quarterly financial information. Four (4) directors comprise the Audit Committee: Messrs. Berger, Caudill, Greco and Young. The Audit Committee met five (5) times during the fiscal year. The Audit Committee has adopted a written Audit Committee Charter, as amended, that is attached as Appendix A to these proxy materials.

      The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Company's Audit Committee are independent (as independence is currently defined in Rules 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has determined that Mr. Berger qualifies as an "audit committee financial expert," as defined in applicable Securities and Exchange Commission (the "SEC") rules. The Board of Directors made a qualitative assessment of Mr. Berger's level of knowledge and experience based on a number of factors, including his formal education and experience as a research analyst employed by brokerage firms.

      Dr. Caudill is a member of the audit committees of Northwest Biotherapeutics, Inc., SCOLR, Inc., and Helix BioMedix, Inc. Mr. Young is a member of the audit committee for Biogen IDEC. Mr. Greco is a member of the audit committees of Flamel Technologies SA and ID Biomedical Corp.

COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the Company's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other executive officers; review and propose to the Board of Directors changes in director and Committee member compensation and director retirement policies; and administers the Company's stock option and purchase plans, 401(k) plan and other similar programs. Two (2) directors comprise the Compensation Committee: Messrs. Caudill and Young. Both members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Compensation Committee met five (5) times during the fiscal year.

NOMINATING AND GOVERNANCE COMMITTEE

      The Nominating and Governance Committee of the Board of Directors (the "Nominating Committee") is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board of Directors); selecting and recommending to the Board of Directors candidates for election to the board of directors; reviewing and making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors; reviewing and investigating conduct alleged to be in violation of the Company's Code of Business Conduct and Code of Ethics; reviewing and recommending changes to the Company's Bylaws; reviewing and assessing the Company's processes and procedures of providing information to the Board of Directors and its Committees; and developing a set of corporate governance principles for the Company. Our Nominating and Governance Committee charter is attached hereto as Appendix B. Two (2) directors comprise the Nominating Committee: Mr. Berger and Dr. Caudill. Both members of the Nominating Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating Committee met two
(2) times during the fiscal year.


                                      10.

      The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Nominating Committee retains the right to modify these qualifications from time to time. The Nominating Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Nominating Committee has not rejected a timely director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: 1000 Marina Boulevard, Suite 200, Brisbane, California, 94005, at least 120 days prior to the anniversary date of the mailing of the Company's proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company's stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors met sixteen (16) times during the last fiscal year. All directors except William Young and Stephen Francis, attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which they served, held during the period for which they were directors or committee members, respectively. Mr. Francis resigned from the Board of Directors in November 2003. Mr. Young attended all but two (2) of the regular meetings of the Board of Directors held during the fiscal year ended December 31, 2003 and he was unable to attend three (3) meetings of the Audit Committee.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The Company provides an informal process for stockholders to send communications to our Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to VaxGen's Secretary at 1000 Marina Boulevard, Suite 200, Brisbane, California 94005. Correspondence directed to an individual member of the Board of Directors is referred, unopened, to that member at the next meeting of the Board of Directors.

CODE OF ETHICS

      The Company has adopted the VaxGen, Inc. Code of Business Conduct that applies to all officers, directors and employees. The Code of Business Conduct is available on our website at www.vaxgen.com. If the Company makes any substantive amendments to the Code of Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website. The Company also has adopted the VaxGen, Inc. Code of Ethics which applies to the Company's CEO, CFO, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.vaxgen.com. If the Company makes any substantive amendments to the Code of Ethics or grants any waiver from a provision of the Code to any executive officer or director, the


                                      11.

Company will promptly disclose the nature of the amendment or waiver on its website and file such disclosure on Form 8-K with the SEC.


                                      12.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

      The Committee. The Audit Committee of the Board of Directors consists of four non-employee directors named at the end of the Committee's Report below. Each member of the Audit Committee is an independent director as defined by the current and proposed NASDAQ listing standards and the Company's own standards. In addition, the Board of Directors has unanimously determined that Mr. Berger, a member of the Audit Committee, qualifies as an "audit committee financial expert" within the meaning of the Securities and Exchange Commission regulations. The Board of Directors has unanimously determined that all Audit Committee members are financially literate under current NASDAQ listing standards and at least one member has financial management expertise.

      The Committee is primarily responsible for oversight of the Company's consolidated financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent auditors, approving the independent auditor services and fees, reviewing the Company's risk assessment process, and ethical, legal and regulatory compliance programs, and reviewing and approving the annual audited financial statements for the Company before issuance, subject to Board of Directors approval. No members of the Audit Committee received any compensation from the Company during the last fiscal year other than directors' fees.

      Management is responsible for the preparation, presentation, and integrity of the Company's consolidated financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company's independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles

      Revision of Audit Committee Charter. In March 2004, the Audit Committee revised its charter, which was subsequently approved by the full Board of Directors. The revised charter, attached as Appendix A to this Proxy Statement, sets forth the Audit Committee's principal accountabilities, including selecting and engaging the independent auditors and approving, in advance, the engagement of the independent auditors to provide audit and non-audit services.

      Committee Report. The following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for fiscal year ended December 31, 2003.

      The Committee reviewed and discussed the Company's 2003 audited consolidated financial statements with management and KPMG LLP ("KPMG"), the Company's independent auditors, with and without management present. The Committee included in its review results of the auditors' examinations and the quality of the Company's financial reporting. The Committee also reviewed Company procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company's Chief Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the SEC.

      In connection with the completion of its audit of, and the issuance of an unqualified report on, the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002, KPMG identified deficiencies that existed in the design or operation of the Company's internal controls that it considered to be material weaknesses in the effectiveness of the Company's internal controls pursuant to standards established by the American Institute of Certified Public Accountants. A "material weakness" is a reportable condition in which the design or operation of one or more of the specific internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the consolidated financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. KPMG advised the Audit Committee of the Company's Board of Directors of the following material weaknesses:

            o     Inappropriate revenue recognition for government contracts;

---------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act.


                                      13.

            o Account reconciliations not performed on a timely basis or at all;

            o     Inadequate segregation of duties;

            o     Insufficient controls over recording of journal entries; and

            o     Lack of adequate depth of accounting knowledge.

      KPMG discussed the areas of weakness described above with the Audit Committee. The Audit Committee is taking an active role in responding to the deficiencies identified by KPMG, including overseeing management's implementation of the remedial measures described below with the goal of identifying and rectifying past accounting errors and preventing the situations that resulted in the need to restate prior period financial statements from recurring. To this end, the management of the Company is working with the Audit Committee to identify and implement corrective actions where required to improve the effectiveness of the Company's internal controls, including the enhancement of systems and procedures. The Company has implemented the following measures:

            o     Hired an interim Chief Financial Officer, effective March
                  2004;

            o Hired key additional accounting staff; including two individuals hired in November 2003 and two individuals in March 2004;

            o Initiated a comprehensive review of financial controls and procedures to address the issues identified by KPMG and to bring the Company into compliance with the requirements of the Sarbanes-Oxley Act with respect to internal controls and procedures; and

            o Engaged the services of an independent internal controls consultant to document, test and develop current and expanded internal controls and procedures.

      Management and the Audit Committee believe that the measures noted above will address the conditions identified by KPMG as material weaknesses. The Company and the Audit Committee plan to continue to monitor the effectiveness of the Company's internal controls and procedures on an ongoing basis and will take further action, as appropriate.

      The Audit Committee also discussed with KPMG matters relating to the auditors' judgments about the quality, as well as the acceptability, of the Company's accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee discussed with KPMG their independence from management and the Company, as well as the matters in the written disclosures received from KPMG and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received a letter from KPMG confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with KPMG critical accounting policies and practices, internal controls, other material written communications to management, and the scope of KPMG audits and all fees paid to KPMG during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by KPMG for the Company. The Audit Committee has reviewed and considered the compatibility of KPMG's performance of non-audit services with the maintenance of KPMG's independence as the Company's independent auditors.

      Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

      The Audit Committee regularly reviews the performance of and its relationship with the independent auditors. As part of that review process, the Audit Committee considered KPMG and two other independent accounting firms to serve as the Company's independent auditors in 2004. At the conclusion of that process, the Audit Committee dismissed KPMG as its independent auditors effective as of April 6, 2004 and approved the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004. The


                                      14.

Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification, as a matter of good corporate practice; see Proposal 4 in this Notice of 2004 Annual Meeting of Stockholders.

         SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

         Randall L-W. Caudill, Chair
         Franklin Berger
         Michel Greco
         William D. Young


                                      15.

                                   PROPOSAL 2

           APPROVAL OF AMENDMENT TO 2001 EMPLOYEE STOCK PURCHASE PLAN.

      In the opinion of the Board of Directors, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key employees. The Company initially reserved 300,000 shares of the Company's common stock for issuance under our 2001 Employee Stock Purchase Plan (the "Plan"). During the 2003 annual meeting of stockholders, the Board of Directors and the stockholders approved an additional 300,000 shares of common stock available for future purchase under the Plan. As of April 1, 2004 an aggregate of 421,338 shares of the Company's common stock had been granted under the Plan. As of April 1, 2004, there were only 178,662 shares of common stock available for future purchase under the Plan. Unless the number of shares of common stock authorized for purchase under the Plan is increased, we may not have sufficient shares in the Plan to keep it available to employees through the next annual meeting of stockholders. Accordingly, the Board of Directors adopted, subject to stockholder approval, an amendment to the Plan that would increase the number of shares of common stock authorized for purchase under the Plan by 400,000 shares.

      During the last fiscal year, shares of common stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Lance K. Gordon, zero shares; Donald P. Francis, zero shares; Phillip
W. Berman, 10,085 shares ($2.003); Marc J. Gurwith, 4,524 shares ($1.989); James
P. Panek, 5,596 shares ($2.108), all current (as of December 31, 2003) executive officers as a group, 29,520 shares ($2.049); and all employees (excluding executive officers) as a group, 240,803 shares ($2.137).

Overview

      In March 2001, the Board of Directors adopted the Plan, which was subsequently approved by our stockholders. Under the Plan, eligible employees may authorize the Company to deduct amounts from their bi-monthly base salary, which amounts are used to enable the employees to exercise options (each an "Option") to purchase shares of common stock of the Company. The purpose of the Plan is to attract and retain key personnel, and encourage stock ownership by the Company's employees.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

Summary of the Plan

      The following summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Appendix C.

      The purpose of the Plan is to provide a method by which eligible employees of the Company may be awarded additional remuneration for services rendered and encouraged to invest in the capital stock of the Company. A total of 600,000 shares of common stock have been reserved for purchase under the Plan. If rights granted under the Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the Plan. All of the employees of the Company are eligible to participate in the Plan.

      The rights to purchase common stock granted under the Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

      The Plan is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, nor is it qualified under Section 401(a) of the Code. The Compensation Committee has the power, subject to the provisions of the Plan, to determine when and how rights to purchase common stock of the Company will be


                                      16.

granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Plan.

            To be eligible to participate in the Plan, an individual must be an employee of the Company (including an officer or director who is also an employee) and must customarily work more than 20 hours per week and more than 5 months in any calendar year. However, an employee who owns stock with 5% or more of the total combined voting power or value of all classes of stock of the Company will not be eligible to participate.

            The Plan will be implemented by a series of offerings of approximately 24-months' duration. The initial offering commenced on July 2, 2001, and ended on June 30, 2003. An additional offering will commence on the first business day of each subsequent October, January, April and July of each year during the term of the Plan and end on the last business day of the second December, March, June and September, respectively, occurring thereafter.

            Within each offering, there will be a series of eight quarterly "purchase periods" commencing on the first business day of each July, October, January and April during the offering and ending on the last business day of the next September, December, March and June, respectively, occurring thereafter.

            Each eligible employee may elect, at the beginning of an offering, to have up to 15% of his or her compensation withheld and applied to purchase common stock at the end of each purchase period in the offering. Payroll deductions may be decreased at any time and may be increased up to two times during an offering. An eligible employee can only participate in one offering at a time.

      By executing an agreement to participate in the Plan, the employee is entitled to purchase shares under the Plan. In connection with offerings made under the Plan, the Board of Directors specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of common stock available, the Board of Directors would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price.

      The purchase price for shares of common stock purchased at the end of a purchase period in an offering will be the lesser of 85% of the market price of the common stock on the commencement date of the offering, or 85% of the market price of the common stock on the last business day of the purchase period. During any one calendar year, the maximum value of the common stock that may be purchased by a participant is $25,000.

      A participant may elect to withdraw from an offering so long as the election is made at least ten days prior to the end of the purchase period for which it is to be effective. In addition, if the market price of the common stock on the last business day of any purchase period during an offering is less than the market price of the common stock on the commencement date of that offering, each participant in that offering will automatically be withdrawn from that offering and enrolled in the offering that commences immediately following the end of that purchase period.

      The number of shares subject to the Plan and the purchase price of such shares are subject to adjustment upon the occurrence of certain events, including but not limited to a stock dividend, stock split, reverse stock split or other transaction resulting in the subdivision or combination of the Company's common stock.

      By participating in the Plan, each participant agrees to allow the Company to withhold, from any amounts that may be payable to the participant, such federal, state and local income, employment and other taxes as the Company may be required to withhold under applicable law as a result of the participant's purchase of shares under the Plan or their later disposition, and to remit such taxes to the Company, in lieu of such withholding, if the Company so requests.

      A participant may resell shares of common stock purchased under the Plan at any time, subject to compliance with all applicable federal and state securities and other laws, and the Company's insider trading policy. However, a participant's rights under the Plan are the participant's alone and may not be transferred or assigned to any other person other than by will or the laws of descent and distribution. A participant's rights under the Plan are


                                      17.

exercisable during his or her lifetime by the participant alone. A participant's rights under the Plan will terminate if he or she for any reason ceases to be an employee of the Company.

      Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Plan and to outstanding purchase rights. In that event, the Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Plan and the outstanding purchase rights granted under the Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

      Upon (a) the dissolution or liquidation of the Company, (b) a merger or other reorganization of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company or a material division of the Company, (d) a sale or other transfer, pursuant to a tender offer or otherwise, of more than fifty percent (50%) of the then outstanding shares of common stock of the Company, (e) an acquisition by the Company resulting in an extraordinary expansion of the Company's business or the addition of a material new line of business, (any of such events is herein referred to as a "Terminating Event"), the Compensation Committee may but shall not be required to make provision for the continuation of the Participants' rights under the Plan on such terms and conditions as the Compensation Committee determines to be appropriate and equitable or the Compensation Committee may terminate all rights of Participants to purchase additional shares of common stock under the Plan and return to the Participants all of their accumulated payroll deductions that have not been applied to the purchase of shares of common stock under the Plan.

      The Board of Directors may suspend or terminate the Plan at any time, but termination will not affect any rights to purchase shares in an offering at the end of the purchase period in progress at the time of termination. Unless terminated earlier, the Plan will terminate when all or substantially all of the unissued shares of common stock reserved for the purposes of the Plan have been purchased. Upon such termination, all payroll deductions not used to purchase shares of common stock will be refunded to the participants entitled thereto without interest.

      The Compensation Committee and Board of Directors may amend the Plan at any time, provided however, that without the approval of the stockholders of the Company, no amendment may increase the number of shares that may be issued under the Plan or make any other change for which stockholder approval is required by
Section 423 of the Code or the regulations thereunder.

Summary of the Federal Income Tax Consequences of the Plan

      The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code. Assuming that the Plan is so qualified, the material federal income tax consequences that may be expected to accrue under the Plan to the Company and participants are as described below:

      A participant will not recognize any income, gain or loss at the time he or she purchases shares of common stock under the Plan.

      Under the Code, special rules apply to a disposition of shares of common stock purchased under the Plan. For purposes of these rules, a disposition generally includes not only a sale of the shares, but also a gift, an exchange of the shares for other property, and a transfer of legal title (the death of a participant is also generally treated in effect as a disposition). However, a disposition does not include a mere pledge of the shares or a transfer of the shares into joint tenancy.

      The tax consequences to a participant of a disposition of shares of common stock purchased under the Plan will vary depending on how long the participant has held the shares. The tax consequences may be more favorable if the participant holds the shares at least until the second anniversary of the commencement date of the offering in which the shares were purchased. This will be referred to below as the two-year holding period.

      If a participant disposes of shares of common stock purchased under the Plan, the participant will be subject to income tax in the year of disposition if a gain is realized on the disposition. A portion of this gain will be treated as compensation income, which the participant will be required to report on his or her federal income tax


                                      18.

return for the year in which the disposition occurs. The portion of the gain that is compensation income will be as follows:

      Shares Held for Two Years. If the shares have been held for the two-year holding period (or in case of the death of the participant), the compensation income will be determined by subtracting :

            a.    the amount the participant paid for the shares, from

            b. their market value on the commencement date of the offering in which the shares were purchased, or their market value on the date of disposition, whichever is less.

      Shares Not Held for Two Years. If the shares have not been held for the two-year holding period, the compensation income will be determined by subtracting:

            a.    the amount the participant paid for the shares, from

            b. their market value on the last business day of the purchase period during which the shares were purchased, or their market value on the date of disposition, whichever is less.

      In addition to the compensation income reportable by a participant, if a disposition is a sale or other taxable transfer, any remaining gain in excess of the amount reported as compensation income will be capital gain, (short-term or long-term, depending on how long the participant held the shares).

      If a participant disposes of shares of common stock purchased under the Plan that have not been held for the two-year holding period, and a gain is realized on the disposition, the Company may be required to withhold certain amounts on account of federal income and employment taxes. The Company will generally be entitled to a compensation deduction in the year of disposition for this portion of the gain, assuming that this amount constitutes reasonable compensation.

                      Equity Compensation Plan Information

      The table below sets forth certain information with respect to our common stock which is authorized for issuance under our equity compensation plans, including stock option plans and the 2001 Employee Stock Purchase Plan, as of December 31, 2003.

--------------------------------------------------------------------------------------------------------------------
                                                                                          Number of securities
                                                                                         remaining available for
                                Number of securities to be       Weighted-average         issuance under equity
                                  issued upon exercise of       exercise price of          compensation plans
                                   outstanding options,        outstanding options,       (excluding securities
                                    warrants and rights        warrants and rights      reflected in column (a))
Plan Category                               (a)                        (b)                         (c)
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans                3,464,247                    $ 9.88                    1,822,962
approved by security holders
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not              400,000                    $14.90                           --
approved by security holders
--------------------------------------------------------------------------------------------------------------------
Total                                    3,864,247                    $10.40                    1,822,962
--------------------------------------------------------------------------------------------------------------------


                                      19.

                                   PROPOSAL 3

                     APPROVAL OF AMENDED AND RESTATED BYLAWS

      The Board of Directors believes that it is in the best interests of the Company and its stockholders to amend and restate the Bylaws in the form of the Amended and Restated Bylaws attached hereto as Appendix D-2. Adoption by the stockholders of this proposal will result in certain changes to the Bylaws.


      The Amended and Restated Bylaws are being proposed to update the Bylaws to reflect changes in the Delaware General Corporation law that allow for electronic communications at Board of Directors meetings, along with electronic communications with stockholders. The Amended and Restated Bylaws also entitle each of the Board of Directors and the stockholders to adopt, amend or repeal the Amended and Restated Bylaws. Furthermore, the Amended and Restated Bylaws more closely conform the indemnification provisions of the Bylaws to those of the Company's Amended and Restated Certificate of Incorporation. However, the indemnification provisions of the Amended and Restated Bylaws are not materially different from the indemnification provisions in the Company's current Bylaws.


      Under the Company's current Bylaws, attached hereto as Appendix D-1, the Board of Directors and the stockholders are authorized to amend and repeal most of the provisions of the Bylaws. However, the stockholders must approve any amendment of the Bylaws with regard to the provisions of the Bylaws dealing with indemnification and concerning the amendment of the Bylaws. The Board of Directors has approved the amendment and restatement of the Bylaws in the form of the Amended and Restated Bylaws attached hereto as Appendix D-2, and has authorized the Company to submit the Amended and Restated Bylaws to the stockholders for their approval.

      The Amended and Restated Bylaws contain detailed provisions relating to directors, stockholders meetings, corporate offices of the Company, the number, tenure and duties of the Company's officers, the execution of corporate instruments and voting of securities owned by the Company, shares of the Company's stock and other securities of the Company, the declaration of dividends, the fiscal year of the Company, the provision of notice to stockholders, Bylaw amendments and loans to Company officers.

                                    * * * * *

      All of the foregoing proposed amendments to the Bylaws are contained in the Amended and Restated Bylaws attached as Appendix D-2 and for reference, the current Bylaws have also been attached as Appendix D-1. The foregoing constitutes a summary only. Stockholders are encouraged to read and carefully consider the full text of the Amended and Restated Bylaws. In the event of any conflict between the foregoing summary and the terms of the Amended and Restated Bylaws, the terms of the Amended and Restated Bylaws will govern.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.


                                      20.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has not previously audited the Company's financial statements. Representatives of both PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors. However, the Audit Committee of the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                                      21.

INDEPENDENT AUDITORS' FEES

      The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2003 and 2002, by KPMG LLP ("KPMG"), the Company's principal accountant during those years.

                                                Fiscal Year Ended
                                           ---------------------------
                                               2003           2002
                                                  (in thousands)
---------------------------------------    -----------    ------------
Audit Fees (1)                                 $675           $150
Tax Fees (2)                                      3             53
All Other Fees (3)                                1              6
                                            -------       --------
  Total Fees                                   $679           $209
                                            =======       ========

(1) Includes fees for services that normally would be provided by an independent auditor in connection with regulatory filings. Also includes fees necessary to perform an audit or review in accordance with auditing standards generally accepted in the United States of America and fees for services that generally only the independent auditors can reasonably provide, such as comfort letters, consents and assistance with and review of documents filed with the SEC.

(2) Consists primarily of fees for the preparation of federal and state tax returns.

(3) Includes fees for consultancy services related to non-U.S.-based activities.

      All fees described above were approved by the Audit Committee.

CHANGE IN INDEPENDENT AUDITORS

      The Audit Committee regularly reviews the performance of and its relationship with the independent auditors. As part of that review process, the Audit Committee considered KPMG and two other independent accounting firms to serve as the Company's independent auditors in 2004. At the conclusion of that process, the Audit Committee dismissed KPMG as its independent auditors effective as of April 6, 2004 and approved the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004.

      In connection with audits of the two fiscal years ended December 31, 2003, and the subsequent interim period through April 5, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      The audit report of KPMG on the financial statements of the Company as of and for the years ended December 31, 2002 and 2001, dated February 7, 2003, included in the Form 10-K filed with the SEC on March 31, 2003, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

      KPMG's report on the financial statements of the Company as of and for the years ended December 31, 2002 and 2001, contained a separate paragraph stating that "the Company has suffered recurring losses from operations and has a net capital deficiency, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

      The audit report of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.


                                      22.

      In connection with the completion of its audit of, and the issuance of an unqualified report on, the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002, KPMG identified deficiencies that existed in the design or operation of the Company's internal controls that it considered to be material weaknesses in the effectiveness of the Company's internal controls pursuant to standards established by the American Institute of Certified Public Accountants. A "material weakness" is a reportable condition in which the design or operation of one or more of the specific internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the consolidated financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. KPMG advised the Audit Committee of the Company's Board of Directors of the following material weaknesses:

            o     Inappropriate revenue recognition for government contracts;

            o Account reconciliations not performed on a timely basis or at all;

            o     Inadequate segregation of duties;

            o     Insufficient controls over recording of journal entries; and

            o     Lack of adequate depth of accounting knowledge.

      KPMG discussed the areas of weakness described above with the Audit Committee. The Audit Committee is taking an active role in responding to the deficiencies identified by KPMG, including overseeing management's implementation of the remedial measures described below with the goal of identifying and rectifying past accounting errors and preventing the situations that resulted in the need to restate prior period financial statements from recurring. To this end, the management of the Company is working with the Audit Committee to identify and implement corrective actions where required to improve the effectiveness of the Company's internal controls, including the enhancement of systems and procedures. The Company has implemented the following measures:

            o     Hired an interim Chief Financial Officer, effective March
                  2004;

            o Hired key additional accounting staff; including two individuals hired in November 2003 and two individuals in March 2004;

            o Initiated a comprehensive review of financial controls and procedures to address the issues identified by KPMG and to bring the Company into compliance with the requirements of the Sarbanes-Oxley Act with respect to internal controls and procedures; and

            o Engaged the services of an independent internal controls consultant to document, test and develop current and expanded internal controls and procedures.

      Management and the Audit Committee believe that the measures noted above will address the conditions identified by KPMG as material weaknesses. The Company and the Audit Committee plan to continue to monitor the effectiveness of the Company's internal controls and procedures on an ongoing basis and will take further action, as appropriate.

      The Company has not consulted with PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2003 and 2002, or during the subsequent interim period from January 1, 2004 through and including April 6, 2004, on either the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the reportable conditions described above.


                                      23.

      The Company has provided a copy of the foregoing disclosure to KPMG. KPMG has furnished a letter addressed to the Securities and Exchange Commission stating that KPMG agrees with the statements made above by the Company.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.


                                      24.

                              SECURITY OWNERSHIP OF

                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Company's common stock as of April 1, 2004 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and
(iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

                                                                             Beneficial Ownership (1)
                                                                    ------------------------------------------
                          Beneficial Owner                           Number of Shares        Percent of Total
----------------------------------------------------------------    ------------------      ------------------
Genentech, Inc.
     1 DNA Way
     South San Francisco, CA 94080                                      1,522,354                 6.0%
Lance K. Gordon (2)                                                       336,877                 1.3%
Donald P. Francis (2)(4)                                                  510,468                 2.0%
Phillip W. Berman (2)(4)                                                  336,831                 1.3%
Marc J. Gurwith (2)                                                        89,272                    *
James P. Panek (2)                                                         66,066                    *
Franklin Berger (2)                                                            --                    *
Randall L-W. Caudill (2)(3)                                                66,294                    *
Michel Greco (2)                                                           16,667                    *
William D. Young (2)                                                       42,442                    *
All executive officers and directors as a group (14 persons)            1,939,797                 7.7%

____________
*     Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 25,169,707 shares outstanding on April 1, 2004, adjusted as required by rules promulgated by the SEC.

(2) Includes options under the Company's stock option plans exercisable within 60 days of April 1, 2004 for the following number of shares: Dr. Gordon -- 334,375; Dr. Francis -- 118,500; Mr. Berger -- zero; Dr. Berman -- 321,500; Dr. Caudill -- 37,151; Mr. Greco -- 16,667; Mr. Young -- 42,442;
      Mr. Panek -- 56,249; Dr. Gurwith -- 80,729; and all executive officers and directors as a group -- 1,457,478.

(3) Includes 17,143 shares underlying warrants issued to Dunsford Hill Capital Partners pursuant to an early stage corporate finance advisory engagement. Dr. Caudill is President of Dunsford Hill Capital Partners. Also includes 1,000 shares owned by Dr. Caudill's wife. Dr. Caudill disclaims any beneficial ownership of the 1,000 shares except to the extent of any pecuniary interest therein.

(4) Dr. Francis' and Dr. Berman's employment with the Company terminated on January 31, 2004.


                                      25.

EXECUTIVE OFFICERS

Name of Nominee                    Age         Principal Occupation
-----------------------------------------------------------------------------------------------------------
Lance K. Gordon                    56          President and Chief Executive Officer
Marc J. Gurwith                    64          Senior Vice President, Medical Affairs
James P. Panek                     50          Senior Vice President, Manufacturing Operations
Carmen M. Betancourt-Riche         48          Senior Vice President, Regulatory Affairs & Quality Systems
Roland Lance Ignon                 47          Vice President, Corporate Affairs
Piers C. Whitehead                 41          Vice President, Corporate and Business Development

      The biography of Lance K. Gordon appears under "Directors" above.

      Marc J. Gurwith, M.D. Dr. Gurwith has served as Senior Vice President, Medical Affairs and Chief Medical Officer since October 2001. From August 1997 through October 2001, Dr. Gurwith served as Vice President, Drug Development and Chief Medical Officer at Genelabs Technologies, Inc. From January 1995 until August 1997 Dr. Gurwith was Vice President, Clinical Research and Associate Medical Director at Sequus Pharmaceuticals. Previously, Dr. Gurwith served as Vice President of Medical and Scientific Affairs at Boehringer Mannheim Pharmaceuticals and as Senior Director of Clinical Research at Wyeth-Ayerst Research. Dr. Gurwith received his M.D. from Harvard University, his J.D. from Temple University School of Law and his B.A. from Yale University.

      James P. Panek. Mr. Panek has served as VaxGen Senior Vice President, Manufacturing Operations, since February 2002. From 1982 to 2001, Mr. Panek served in various capacities with Genentech, including Senior Vice President, Product Operations, and Vice President, Manufacturing, Engineering and Facilities, where he led the development of the world's largest biotechnology manufacturing facility and was responsible for all operations involved in supplying products for pre-clinical, clinical, and commercial use. Mr. Panek led the development of manufacturing facilities that enabled FDA approval and launch of recombinant products to treat pediatric growth hormone deficiency (Nutropin Depot(R)and Protropin(R)), heart attack (TNKaseTM), non-Hodgkin's lymphoma (Rituxan(R)) and breast cancer (Herceptin(R)). Mr. Panek was also responsible for the purification of all human pharmaceuticals for clinical and commercial use, and led the successful start-up and licensure of operations for purification of Activase(R), the first large-scale cell culture product approved by the FDA. Prior to joining Genentech, Mr. Panek spent six years with Eli Lilly in a variety of engineering and development positions. Mr. Panek received a B.S. and an M.S. in chemical engineering from the University of Michigan.

      Carmen M. Betancourt-Riche. Ms. Betancourt-Riche has served as Senior Vice President, Regulatory Affairs and Quality Systems since January 2002. Ms. Betancourt-Riche is the company's chief liaison with the U.S. Food and Drug Administration and is responsible for overseeing the preparation of biologics license applications for all products the company seeks to market. From August 2001 until December 2001, Ms. Betancourt-Riche served as Vice President, Regulatory Affairs, at Titan Pharmaceutical, where she managed multiple product development programs supporting the clinical investigation of pharmaceutical products. From 1977 to 2000, Ms. Betancourt-Riche held various regulatory positions at Genentech, Coulter Pharmaceutical and Bayer. Ms. Betancourt-Riche received a B.S. degree in Biological Sciences from the University of California, Davis and an M.B.A. in International Corporate Management from Golden Gate University.

      Roland Lance Ignon. Mr. Ignon has served as Vice President, Corporate Communications, since September 2001. Mr. Ignon's title was recently changed to Vice President, Corporate Affairs to reflect additional responsibilities under his oversight. Mr. Ignon has more than 15 years of experience as a business journalist and communications professional. Prior to joining VaxGen, Mr. Ignon served as Director, Corporate Communications, for Tenet Healthcare Corporation, one of the nation's largest operators of acute care hospitals. Mr. Ignon also served as Vice President of Investor Relations at Sitrick and Company, one of the nation's leading crisis communications firms. As a journalist, Mr. Ignon served as founding editor of an award-winning business newspaper and as a finance reporter and editor at Investor's Business Daily. Mr. Ignon also was a reporter for Bloomberg Business News, The Economist Group and the Los Angeles Times. Mr. Ignon earned a B.A. degree in political science from the University of California, Irvine, and an M.A. from the Graduate School of Journalism at Columbia University.


                                      26.

      Piers C. Whitehead. Mr. Whitehead has served as Vice President, Corporate and Business Development, since July 2002. Mr. Whitehead served as Vice President and Head of Mercer Management Consulting's San Francisco office from 1991 through 2002. There he led marketing, strategy and manufacturing projects, with an emphasis on global health and vaccines, for clients that included the Global Alliance for Vaccines and Immunization, UNICEF and several private sector clients. Mr. Whitehead gained international prominence for his wide-ranging analysis of the biologics, pharmaceutical, global health and vaccine markets. His reports on the state of international vaccine development, including the analysis of manufacturing economics for the developing world, have become standard references for the field. Prior to joining Mercer he was a manager with London-based investment bank Robert Fleming Securities Ltd. There he led a team of seven analysts covering the European Capital Goods sector. Mr. Whitehead received a B.A. and an M.A. from Oriel College in Oxford, England.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one report, covering one transaction, was filed late by Ms. Betancourt-Riche; one report, covering one transaction, was filed late by Dr. Gordon; one report, covering one transaction, was filed late by Dr. Gurwith; one report, covering one transaction, was filed late by Mr. Heyward; one report, covering one transaction, was filed late by Mr. Ignon; one report, covering one transaction, was filed late by Mr. Panek; one report, covering one transaction, was filed late by Mr. Whitehead; an initial report of ownership was filed late by Mr. Berger, and one report, covering one transaction, was filed late by Mr. Berger. In addition, one report, covering one transaction was filed late by Dr. Caudill; one report, covering one transaction, was filed late by Mr. Greco; one report, covering one transaction, was filed late by Mr. Young; one report, covering one transaction, was filed late by David W. Beier, and one report, covering one transaction, was filed late by Stephen C. Francis.

      Messrs. Gordon, Gurwith, Heyward, Ignon, and Panek and Ms. Betancourt-Riche were all granted options to purchase common stock of the Company at a meeting of the Compensation Committee in September of 2003. Due to an administrative error, the information regarding those stock option grants was not delivered to the appropriate parties in time and, as a result, each of the above individuals were unable to complete their one filing, to report the one transaction within the time period allowed, and as a result their filings were late.

      Dr. Caudill, Mr. Greco, and Mr. Young were all granted options to purchase common stock of the Company at the Company's annual meeting of Stockholders on July 18, 2003. Mr. Beier and Mr. Francis, both of whom were members of the Board of Directors on July 18, 2003 and both of whom resigned their Board memberships later in 2003, also were granted options to purchase common stock of the Company at the Company's annual meeting of Stockholders on July 18, 2003. Due to an administrative error, the information regarding those stock option grants was not delivered to the appropriate parties in time and, as a result, each of the above individuals were unable to complete their one filing, to report the one transaction within the time period allowed, and as a result their filings were late.

      Mr. Berger became a director at a November meeting of the Board of Directors and at that time was granted options to purchase common stock. Due to an administrative error, the paperwork necessary for Mr. Berger to make the required filing was delayed and he was unable to complete his initial report of ownership and one filing reporting the one transaction within the time period allowed, and as a result his filings were late.

COMPENSATION OF DIRECTORS

      Each non-employee director of the Company receives an annual retainer of $10,000 and a per meeting fee of $1,000 for meetings attended in person and $500 for telephonic meetings, plus $1,000 for each committee meeting attended by committee members in person and $500 for telephonic meetings. In the fiscal year ended


                                      27.

December 31, 2003, the total compensation paid to non-employee directors was $127,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending meetings of the Board of Directors in accordance with Company policy.

      Each non-employee director of the Company also receives stock option grants under the 1998 Director Stock Option Plan (which shall be referred to as the "Directors' Plan"). Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

      Option grants under the Directors' Plan are non-discretionary. The Directors' Plan provides that each person first elected or appointed as a non-employee director would be granted an option (an "Initial Option") for 20,000 shares of common stock on the day of his or her initial election or appointment. Additionally, each year on the day after the annual meeting of stockholders (or the next business day if that date is a legal holiday), each member of the Company's Board of Directors who is not an employee of the Company and who was re-elected at the Annual Meeting is automatically granted an option to purchase 10,000 shares of common stock of the Company under the Directors' Plan. No other options may be granted at any time under the Directors' Plan. All options granted under the Director Plan have an exercise price equal to the fair market value of the common stock on the date of grant and are not transferable otherwise than by will, by designation of a beneficiary or by laws of descent and distribution, except that options may be transferred by a plan participant to certain members of a participant's immediate family, family trusts or partnerships. If a holder dies prior to the time that an option is fully exercised, the option may be exercised at any time within two years after the holder's death (unless the option expires) to the extent it was exercisable on the date of death.

      Generally, the fair market value of the common stock is the closing price per share on the date of grant as reported on the Nasdaq National Market. The exercise price may be paid in cash, or by surrendering previously acquired shares of common stock that has been outstanding for at least six (6) months and having a fair market value not less than the purchase price to be paid, or a combination of cash and common stock.

      Initial Options become exercisable in equal annual installments on each of the first three anniversaries of the date of grant, provided in each instance that the non-employee director's service with the Company has not terminated more than sixty (60) days prior to the applicable anniversary date and the non-employee director has attended at least seventy-five percent (75%) of the combined number of meeting of the full Board of Directors and any committee(s) of the Board of Directors of which the non-employee director is a member. Annual Options are immediately exercisable in full on the date of grant. Unless earlier terminated under the terms of the Director Plan or the option agreement, each option remains exercisable for ten years after grant.

      The Director Plan provides that in the event of (i) an acquisition by any person, partnership, corporation or other entity of more than fifty percent (50%) of the shares of common stock then outstanding, (ii) the sale of all or substantially all of the assets of the Company, (iii) a liquidation or dissolution of the Company or (iv) other material change in the capital structure of the Company, then the Board of Directors shall have the power to determine what effect, if any, such event shall have upon the Director Plan and upon options outstanding under the Director Plan, including the cancellation of options and payments made to the holders in exchange therefore and any surviving corporation assuming the Company's rights and obligations under the outstanding options or substituting substantially equivalent options for such corporations' stock.

      During the last fiscal year, the Company granted options covering 90,000 shares to non-employee directors of the Company, at a weighted average exercise price per share of $7.66. The weighted average fair market value of such common stock on the dates of grant was $7.66 per share (based on the closing sales price reported on the Nasdaq National Market for the dates of grant). As of April 1, 2004, no options had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

      The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four (4) most highly compensated executive officers at December 31, 2003 (the "Named Executive Officers").


                                      28.

                           SUMMARY COMPENSATION TABLE
                                                                                         Long-Term Compensation
                                                                                   -----------------------------------
                                                  Annual Compensation                 Awards            Payouts
                                      --------------------------------------------------------------------------------
                                                                                    Securities
                                                                       Other        Underlying          All Other
    Name and Principal                    Salary        Bonus         Annual         Options/        Compensation
         Position             Year         ($)           ($)      Compensation($)     SARs(#)             ($)
----------------------------------------------------------------------------------------------------------------------
Lance K. Gordon (1)           2003       339,121        200,000        42,206(3)      100,000               --
President and Chief           2002       330,850             --       123,300(2)       75,000               --
Executive Officer             2001       104,271         29,250       109,744(2)      400,000               --
----------------------------------------------------------------------------------------------------------------------
Donald P. Francis (4)         2003       348,075        115,000            --              --               --
President                     2002       341,250             --            --          75,000               --
                              2001       325,000         81,250            --          15,000               --
----------------------------------------------------------------------------------------------------------------------
Phillip W. Berman (4)         2003       249,259         75,000            --              --               --
Senior Vice President,        2002       273,700             --            --          63,000               --
Research & Development        2001       210,000         35,250            --          30,000               --
----------------------------------------------------------------------------------------------------------------------
Marc J. Gurwith               2003       239,700        130,000            --          45,000               --
Senior Vice President,        2002       226,556             --            --              --               --
Medical Affairs               2001        16,604         40,000            --         125,000               --
----------------------------------------------------------------------------------------------------------------------
James P. Panek                2003       235,750        130,000            --          60,000               --
Senior Vice President,        2002       187,251             --            --         100,000               --
Manufacturing Operations      2001            --             --            --              --               --
----------------------------------------------------------------------------------------------------------------------

------------

(1) Dr. Gordon became Chief Executive Officer in September 2001 and President in March 2004.

(2) As part of his employment agreement, Dr. Gordon received $120,652 and $109,744 in 2002 and 2001, respectively, for a relocation allowance.

(3) As part of Dr. Gordon's employment agreement, the Company forgave $40,000 of an outstanding note payable to the Company. The remaining amount of $2,206 represents forgiven interest on the loan.

(4) Dr. Francis' and Dr. Berman's employment with the Company terminated on January 31, 2004.


                                      29.

                        Stock Option Grants And Exercises

      The Company grants options to its executive officers under its 1996 Amended and Restated Stock Option Plan (the "1996 Plan"). As of April 1, 2004, options to purchase a total of 3,701,673 shares were outstanding under the 1996 Plan and options to purchase 2,258,558 shares remained available for grant under the plan.

      The following tables show for the fiscal year ended December 31, 2003, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants                                            Potential Realizable
                         --------------------------------                                   Value at Assumed Annual
                             Number of       % of Total                                      Rates of Stock Price
                            Securities         Options                                      Appreciation for Option
                            Underlying       Granted to                                              Term
                             Options         Employees in    Exercise Or                              (1)
                           Granted (#)       Fiscal Year      Base Price    Expiration     ------------------------
         Name                   (2)              (3)           ($/Sh)          Date           5% ($)      10% ($)
----------------------   ---------------    -------------   -------------  ------------    ------------  ----------
Lance K. Gordon              100,000            9.94%           5.50          9/10/13         345,892     876,558
Donald P. Francis                 --              --              --               --              --          --
Phillip W. Berman                 --              --              --               --              --          --
Marc J. Gurwith               45,000            4.47%           5.50          9/10/13         155,651     394,451
James P. Panek                60,000            5.96%           5.50          9/10/13         207,535     525,935


------------

(1) Calculated on the assumption that the market value of the underlying stock increases at the stated values, compounded annually. The total appreciation of 10 year options is 63% and 159%, respectively.

(2) Options generally vest over a four year period, 25% after one year and 2.083% per month thereafter. The options will fully vest upon a change of control, as defined in the Company's option plans, unless the acquiring company assumes the options or substitutes similar options.

(3)   Based on options to purchase 1,006,332 shares granted in 2003.


                                      30.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUES

                                                                 Number of
                                                                 Securities            Value of
                                                                 Underlying          Unexercised
                                                                Unexercised          In-the-Money
                                                                 Options at           Options at
                                                                 FY-End (#)           FY-End ($)
                                                Value           Exercisable/         Exercisable/
                         Shares Acquired    Realized ($)       Unexercisable        Unexercisable
       Name              on Exercise (#)         (1)               (2) (3)              (2) (4)
--------------------    -----------------  --------------    ------------------    -----------------
Lance K. Gordon                --                --            326,563/248,437       57,907/285,770
Donald P. Francis              --                --            63,656/54,844         57,907/105,593
Phillip W. Berman              --                --            272,531/48,969        209,479/46,460
Marc J. Gurwith                --                --            67,708/102,292           -- / 53,915
James P. Panek                 --                --            45,833/114,167           -- / 90,931

------------

(1) Value realized is based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price.

(2)   Reflects shares vested and unvested at December 31, 2003.

(3) Includes both "in-the-money" and "out-of-the-money" options. "In-the money" options are options with exercise prices below the market price of the Company's Common Stock at December 31, 2003.

(4) Fair market value of the Company's Common Stock at December 31, 2003 minus the exercise price of the options.


                                      31.

                              EMPLOYMENT CONTRACTS

      Dr. Gordon's employment agreement provides for a base salary of $325,000, which was increased to $347,393 in July, 2003. Dr. Gordon may receive an annual bonus of up to 30% of his base salary as determined in the discretion of the Board of Directors. In the event of a termination by VaxGen without cause, or termination by Dr. Gordon for good reason (as defined in his employment agreement), the Company may be required to pay Dr. Gordon's base salary for twelve (12) months following his termination. In addition Dr. Gordon's options will fully accelerate upon termination without cause, or termination by Dr. Gordon for good reason, or upon certain events after a change of control (as defined in Dr. Gordon's employment agreement). Upon termination of employment, Dr. Gordon is subject to a one-year non-solicitation period.

      Dr. Francis' employment with the Company was terminated on January 31, 2004. His employment agreement provided for a base salary of $325,000, which was increased to $354,900 in July 2003, and Dr. Francis was eligible to receive an annual bonus of up to 30% of his base salary as determined in the discretion of the Board of Directors. Per the terms of Dr. Francis' employment agreement and a separate separation agreement executed in January 2004, the Company will pay an amount equal to Dr. Francis' annual base salary over the period from the termination of his employment through December 31, 2004. In addition, Dr. Francis' options fully accelerated upon the termination of his employment. Dr. Francis is subject to a one-year non-solicitation period following his termination date.

      Dr. Berman's employment with the Company was terminated on January 31, 2004. His employment agreement provided for a base salary of $235,000, which was increased to $252,942 in July 2003, and Dr. Berman was eligible to receive an annual bonus of up to 30% of his base salary as determined in the discretion of the Board of Directors. Per the terms of Dr. Berman's employment agreement and a separate separation agreement executed in January 2004, the Company will pay an amount equal to Dr. Berman's annual base salary over the period from the termination of his employment through December 31, 2004. In addition, Dr. Berman's options fully accelerated upon the termination of his employment. Dr. Berman is subject to a one-year non-solicitation period following his termination date.

      Mr. Panek's employment agreement provides for a annual base salary of $175,000, which was increased to $241,500 by the Board of Directors in July 2003. Mr. Panek may also receive an annual bonus of up to 30% of his base salary, as determined in the discretion of the Board of Directors. Mr. Panek has received options to purchase up to 160,000 shares of common stock which vest over a four-year period. In the event of a termination by VaxGen without cause, or termination by Mr. Panek for good reason (as defined in his employment agreement), the Company may be required to pay Mr. Panek's base salary for six months, plus one additional month of base salary for each full year of employment with VaxGen following his termination, up to a maximum of 12 months annual base salary. In addition, Mr. Panek's options will fully accelerate if
(i) there is a change in control (as defined in Mr. Panek's employment agreement) or (ii) termination of his employment without cause or by Mr. Panek for good reason (as defined in Mr. Panek's employment agreement). Upon termination of employment, Mr. Panek is subject to a one-year non-competition period.

      Dr. Gurwith's employment agreement provides for a base salary of $235,000, which was increased to $244,400 in July 2003. Upon the start of his employment, Dr. Gurwith received a $40,000 start-up bonus along with an option to purchase up to 125,000 shares of common stock which vests over a four-year period. Dr. Gurwith may receive an annual bonus of up to 30% of his base salary as determined in the discretion of the Board of Directors. In the event of a termination by VaxGen without cause, or termination by Dr. Gurwith for good reason (as defined in his employment agreement), the Company may be required to pay Dr. Gurwith's base salary for six months, plus one additional month of base salary for each full year of employment with VaxGen following his termination, up to a maximum of 12 months annual base salary. In addition Dr. Gurwith's options will fully accelerate upon termination without cause, or termination by Dr. Gurwith for good reason, or upon certain events after a change of control (as defined in Dr. Gurwith's employment agreement). Upon termination of employment, Dr. Gurwith is subject to a one-year non-solicitation period.


                                      32.

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                COMPENSATION(2)

      The Compensation Committee of the Board of Directors is composed of two non-employee directors, both of whom are named at the end of this Report. The Compensation Committee is responsible for setting and administering the policies governing annual executive salaries, bonuses (if any) and stock ownership programs. The Compensation Committee annually evaluates the performance, and determines the compensation, of the CEO and the other executive officers of the Company based upon a mix of achievement of corporate goals, individual performance and comparisons with other biopharmaceutical companies. The CEO is not present during the discussion of his compensation.

      The policies of the Compensation Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the Compensation Committee has adopted a mix among the compensation elements of salary, bonus and stock options, with a bias toward stock options to emphasize the link between executive incentives and the creation of stockholder value as measured by the equity markets.

      The Compensation Committee determines the salaries for executive officers based upon a review of salary surveys of other biopharmaceutical companies. The Company contracts with an independent organization to conduct a survey. The survey includes data on executive base pay compensation, incentive or bonus pay and stock option grants of peer companies based on industry, size, and geographic location. The Compensation Committee reviews the data on an annual basis and makes recommendations based on this market data and the executive contribution toward the achievement of Company goals. When compared to both survey data points, the majority of the Company's officers are paid at the middle of the base salary range for commensurate positions.

      In awarding stock options, the Compensation Committee considers performance and contribution to the Company's corporate goals, officer retention, the number of unvested stock options and the total number of stock options to be awarded. No particular weight is assigned to any individual factor. The 2003 corporate goals were approved by the Compensation Committee and related to the achievement of certain revenue and profitability targets, the initiation of new projects, and the attainment of an additional government contract. The Company achieved virtually all of the 2003 corporate goals. The Compensation Committee also reviews a stock option analysis conducted by a third party using a "present value of expected gain" model comparing the Company's stock options to stock options of peer companies.

      Based on the previously mentioned surveys, bonuses are set at a competitive rate with other biopharmaceutical companies. However, payment of bonuses is also expressly related to the attainment of the 2003 corporate goals, as described above. Among other things, these goals determine whether a bonus will be paid to all employees and the amount of funding available for the bonus pool. The corporate performance goals for bonuses selected by the Compensation Committee seek to balance the desire for immediate earnings and the longer-term goal of enhancing stockholder value. The Compensation Committee set a target bonus of approximately 30% of salary for all executive officers, excluding the CEO. In determining bonus compensation for 2003, the Compensation Committee considered performance and total compensation for both 2003 and 2002.

      In setting the annual salary, bonus and stock option awards for the CEO, the Compensation Committee uses the same procedures described above for the other executive officers. The CEO's salary is determined based on comparisons with companies as described above. In awarding stock options, the Compensation Committee considers the CEO's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted. The CEO's bonus is dependent on the Company achieving the corporate goals outlined above and the Compensation Committee's subjective evaluation of the CEO's performance. The Compensation Committee set a target bonus of approximately 30% of salary for the bonus for the CEO based upon the achievement of virtually all of the corporate goals. In determining bonus compensation for 2003, the Compensation Committee considered performance and total compensation for both 2003 and 2002. In determining the CEO's total compensation, the Compensation Committee evaluates market data for similar positions and considers overall performance.

---------
(2) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act.


                                      33.

      SUBMITTED BY THE COMPENSATION COMMITTEE of the Board of Directors:

      William D. Young, Chair
      Randall L-W. Caudill


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      None of the members of our Compensation Committee was, at any time since our formation, an officer or employee of VaxGen. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.


                                      34.

                      PERFORMANCE MEASUREMENT COMPARISON(1)

      The following graph shows a comparison of total stockholder return for holders of the Common Stock from June 30, 1999, the date of the Company's initial public offering, through December 31, 2003 compared with The Nasdaq Stock Market[RegTM] and the Nasdaq Biotechnology Index. This graph is presented pursuant to SEC rules. The Company believes that, while total stockholder return can be an important indicator of corporate performance, the stock prices of biopharmaceutical stocks like that of the Company are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other biopharmaceutical stocks. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

                 COMPARISON OF 54 MONTH CUMULATIVE TOTAL RETURN*
            AMONG VAXGEN, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                       AND THE NASDAQ BIOTECHNOLOGY INDEX

     [THE FOLLOWING TABLE WAS DEPICTED A LINE GRAPH IN THE PRINTED MATERIAL]

                                                          Cumulative Total Return
                                  --------------------------------------------------------------------
                                     6/99        12/99      12/00      12/01       12/02       12/03
VAXGEN, INC.                        100.00      142.31      150.00      89.23      148.54       60.92
NASDAQ STOCK MARKET (U.S.)          100.00      153.95      103.11      56.87       52.37       73.62
NASDAQ BIOTECHNOLOGY                100.00      195.79      251.60     211.56      129.60      189.90


*$100 invested on 6/30/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

---------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing


                                      35.

                              CERTAIN TRANSACTIONS

      The following is a summary of certain related party transactions with the Company in which certain of the Company's executive officers, directors or greater than five percent stockholders or any members of the immediate family of any of the foregoing had or have a direct or indirect material interest. The Company believes that each of these transactions was on terms at least as fair to the Company as could have been obtained from unaffiliated third parties.

      All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

      The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws.

      The Company has entered into a License and Supply Agreement with Genentech, Inc. pursuant to which Genentech, Inc. received payments totaling $2,335,166 in 2003. This agreement related to the license of AIDSVAX by the Company from Genentech, Inc. The Company believes that this transaction was on terms at least as fair to the Company as could have been obtained from unaffiliated third parties.


                                      36.

                         HOUSEHOLDING OF PROXY MATERIALS

      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

      This year, a number of brokers with account holders who are VaxGen stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to VaxGen, Inc. Investor Relations 1000 Marina Boulevard, Suite 200, Brisbane, California, 94005 or contact Investor Relations at 1-877-682-9436. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.


                                      37.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors


                                            /s/ Kevin C. Lee
                                            ------------------------------------
                                            Kevin C. Lee
                                            Secretary
April 26, 2004

      A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2003 is available without charge upon written request to: Secretary, VaxGen, Inc. 1000 Marina Boulevard, Suite 200, Brisbane, California, 94005.


                                      38.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                -------------------------------------------------

                                  VAXGEN, INC.

                         CHARTER OF THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

I. STATEMENT OF POLICY

      This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of VaxGen, Inc. (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements, and otherwise assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company's independent auditor, and prepare any reports required of the Committee under rules of the Securities and Exchange Commission ("SEC").

      The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate special investigations and hire special legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary, in fulfilling its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

      The Committee shall be comprised of three or more directors, each of whom shall satisfy the independence, experience and financial literacy requirements of The Nasdaq Stock Market. In addition, the Committee shall not include any member who:

      o directly or indirectly accepts any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board; or

      o (i) is an executive officer of the Company, (ii) beneficially owns or controls, directly or indirectly, 10% or more of any class of the Company's equity securities, or (iii) otherwise is an affiliated person of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of The Nasdaq Stock Market.

      Subject to such other rules and regulations of The Nasdaq Stock Market as in effect from time to time, each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities.

      If deemed necessary or appropriate from time to time by the Board, at least one member shall be an audit committee financial expert as determined by the Board in accordance with the rules and regulations of the SEC.

      The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board on the recommendation of the Nominating and Governance Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III. MEETINGS

      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management and the independent auditor in separate executive sessions, in each case as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company's financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

      A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

      To fulfill its responsibilities and duties, the Committee shall:

      A. Oversight of the Company's Independent Auditor

      1. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

      2. Periodically review and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

      3. Annually review and discuss any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor's objectivity and independence, and (z) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

      4. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that, except as otherwise required by applicable law, rule or regulation, (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services,
(y) do not involve delegation to management of the Committee's responsibilities hereunder, and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approvals shall be presented to the Committee at its next scheduled meeting, and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of subsections (x) and
(y) above.

      5. Meet with the independent auditor prior to the audit to discuss the planning and scope of the audit.

      6. Meet and discuss with management and the independent auditors the results of the annual audit, including the independent auditors' assessment of the quality, not just acceptability, of accounting principals, reasonableness of significant judgments and estimates (including material change in estimates), any material audit adjustment proposed by the independent auditors and any adjustments proposed but not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

      7. To monitor the rotation of the partners of the independent auditors on the Company's audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

      8. To consider and, if deemed appropriate, adopt a policy regarding Committee preapproval of employment by the Company of individuals employed or formerly employed by the independent auditors and engaged on the Company's account.

      9. Approve as necessary the termination of the engagement of the independent auditor.

      10. Review with the independent auditor any significant difficulties encountered during the course of the audit or otherwise, as appropriate, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements, in each case as reported by the independent auditor. Receive from and review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company's management.

      11. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, and the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

      B. Review of Financial Reporting, Policies and Processes

      1. Review and discuss with management and the independent auditor the Company's annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

      2. Review and discuss with management and the independent auditor the Company's quarterly financial statements.

      3. Review and discuss earnings press releases and other press releases that contain material financial information.

      4. Periodically meet separately with management and with the independent auditor, as appropriate.

      5. Review with management on a quarterly basis its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), review annually with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation.

      6. Receive reports from the independent auditor concerning, and review with management, the effect of regulatory and accounting initiatives on the financial statements of the Company. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

      7. Evaluate the cooperation received by the independent auditors during their audit examination, including a review with the independent auditors of any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management's response, if any.

      C. Risk Management, Related Party Transactions, Legal Compliance and
Ethics

      1. Review with the chief executive officer and principal financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

      2. As requested by the Board, review and approve any related-party transactions.

      3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

      4. Review and investigate conduct alleged by the Board, the Company's Compliance Officer, or otherwise, to be in violation of the Company's Code of Ethics, and adopt, as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct. Adopt procedures for monitoring and enforcing compliance with the Code of Ethics, and with the Company's Code of Business Conduct.

      5. Receive from and discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Company's financial statements or accounting policies.

      6. As appropriate, review with the Company's legal counsel and report to the Board on litigation, material government investigations and compliance with applicable legal requirements.

      7. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

      8. Report to the Board on the Committee's activities, recommendations and conclusions, as appropriate.

      9. Review and reassess the Charter's adequacy as appropriate and recommend any proposed changes to the Board for approval.

      10. Perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of any of it duties.

                                   APPENDIX B

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                -------------------------------------------------

                                  VAXGEN, INC.

                    CHARTER OF THE NOMINATING AND GOVERNANCE
                                   COMMITTEE

                            OF THE BOARD OF DIRECTORS

I. STATEMENT OF POLICY

      This Charter specifies the scope of the responsibilities of the Nominating and Governance Committee (the "Committee") of the Board of Directors (the "Board") of VaxGen, Inc. (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary responsibilities of the Committee are to: (i) develop and recommend to the Board criteria for selecting qualified director candidates;
(ii) identify individuals qualified to become Board members; (iii) evaluate and select, or recommend to the Board (for approval of at least a majority of the independent directors, or such other number as may be required by the rules and regulations of The Nasdaq Stock Market as in effect from time to time), director nominees for each election of directors; (iv) consider committee member qualifications, appointment and removal; (v) recommend codes of conduct and codes of ethics applicable to the Company; and (vi) provide oversight in the evaluation of the Board and each committee.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

      The Committee shall be comprised of at least one member of the Board. Each member of the Committee shall satisfy the independence requirements of The Nasdaq Stock Market as in effect from time to time.

      The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee, as appropriate.

      The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III. MEETINGS

      The Committee shall meet from time to time as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

      A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

      To fulfill its responsibilities and duties, the Committee shall:

A. Nominating Functions

      1. Evaluate and select, or recommend to the Board, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

      2. Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

      3. Consider any nominations of director candidates validly made by stockholders.

      4. Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

B. Governance Functions

      1. Adopt a Code of Business Conduct applicable to all employees and directors and required by the rules of The Nasdaq Stock Market, and adopt procedures for monitoring and enforcing compliance with such Code of Business Conduct. Review such Code of Business Conduct periodically and recommend such changes to such Code of Business Conduct as the Committee shall deem appropriate.

      2. Review and investigate conduct alleged by the Board, the Company's Compliance Officer, or otherwise, to be in violation of the Company's Code of Business Conduct, and adopt, as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

      3. Adopt a Code of Ethics for the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, which Code of Ethics meets the requirements of Item 406 of the SEC's Regulation S-K, and provide for the prompt review and public disclosure of any change in, or waiver of, such

Code of Ethics. Review such Code of Ethics periodically and recommend such changes to such Code of Ethics as the Committee shall deem appropriate.

      4. If requested by the Board, assist the Board in developing criteria for the evaluation of Board and committee performance, and in its evaluation of the performance of the Board and each committee of the Board.

      5. Review and recommend to the Board changes to the Company's Bylaws as needed.

      6. Report to the Board on the Committee's activities, recommendations and conclusions, as appropriate.

      7. If required by applicable law, rule or regulation, develop orientation materials for new directors and corporate governance-related continuing education for all Board members.

      8. Review and assess the Company's processes and procedures of providing information to the Board and its committees.

      9. Review and reassess the Charter's adequacy as appropriate and recommend any proposed changes to the Board for approval.

      10. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                   APPENDIX C

             AMENDED AND RESTATED 2001 EMPLOYEE STOCK PURCHASE PLAN

                -------------------------------------------------

                                  VAXGEN, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                Approved by the Board of Directors April 6, 2001
                      Approved by Stockholders May 30, 2001
                  Amended by the Board of Directors May 9, 2003
                Amendment Approved by Stockholders July 18, 2003
                 Amended by the Board of Directors March 5, 2004

      VaxGen, Inc., a Delaware corporation (the "Company"), hereby amends and restates its 2001 Employee Stock Purchase Plan (the "Plan").

      1. Purpose of Plan. The purpose of the Plan is to enable Eligible Employees (as defined in Section 3) who wish to become shareholders of the Company a convenient and favorable method of doing so. The Plan is intended to constitute an "employee stock purchase plan," as defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be interpreted and administered as necessary in order to meet the requirements of
Section 423 and other applicable provisions of the Code and the regulations promulgated thereunder.

      2. Administration of the Plan. The Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Committee will have the complete authority to interpret the Plan, to adopt, amend and rescind rules and procedures relating to the Plan, and to make all of the determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, procedures and determinations will, in the absent of fraud or patent mistake, be conclusive and binding on all persons with any interest in the Plan.

      3. Eligible Employees; Employer. The term "Eligible Employees" means all common law employees of the Company, and of each subsidiary of the Company (within the meaning of Section 423 of the Code) hereafter designated by the Committee (a "Designated Subsidiary"), except the following: (a) employees whose customary employment is 20 hours or less per week; and (b) employees whose customary employment is for not more than five months in any calendar year. The term "Employer" means the Company or the Designated Subsidiary by which an employee is employed. The employment of an employee shall be treated as continuing intact while the employee is on sick leave or other leave of absence approved by the Employer. Except as otherwise expressly provided in the Plan and permitted by Section 423 of the Code, all Eligible Employees shall have the same rights and privileges under the Plan.

      4. Stock Subject to the Plan. The stock subject to the Plan shall be shares of the Company's authorized but unissued voting Common Stock, $.01 par value per share (the "Common Stock"). The aggregate number of shares of Common Stock that may be purchased by

Eligible Employees pursuant to the Plan is 1,000,000, subject to adjustment as provided in Section 13.

      5. Offerings and Purchase Periods

            5.1 The Plan will be implemented by a series of offerings of approximately 24-months' duration (each, an "Offering"). The initial Offering will commence on July 2, 2001, and end on June 30, 2003. An additional Offering will commence on the first Business Day (as defined in Article 8) of each subsequent October, January, April and July of each year during the term of the Plan and end on the last Business Day of the second December, March, June and September, respectively, occurring thereafter. The commencement date of the initial and each subsequent Offering will be referred to as a "Commencement Date."

            5.2 The Plan will be administered on the basis of specified periods (the "Purchase Periods") for each Offering. Each Offering will consist of eight
(8) Purchase Periods commencing on the first Business Day of each July, October, January and April during the Offering and ending on the last Business Day of the next September, December, March and June, respectively, occurring thereafter.

      6. Participants; Payroll Deductions

            6.1 A person who is an Eligible Employee at the beginning of an Offering may elect to participate in the Offering. This election must be made prior to the Commencement Date of the Offering in accordance with such procedures as the Committee may adopt (each Eligible Employee who so elects to participate will be referred to as a "Participant"). If the election is made, the Participant's Employer will make deductions from his or her Compensation (as defined in Section 6.4), at a specified percentage rate, to be used to purchase shares of Common Stock pursuant to the Plan during each Purchase Period in the Offering. A Participant may not simultaneously participate in more than one Offering.

            6.2 The maximum rate of deduction that a Participant may elect for any Offering is 15%. An amount equal to the elected percentage shall be deducted from the Participant's pay each time during the Offering that any Compensation is paid to the Participant. The Committee may set such minimum level of payroll deductions as the Committee determines to be appropriate. Any minimum level of deductions set by the Committee shall apply equally to all Eligible Employees. A Participant's accumulated payroll deductions shall remain the property of the Participant until applied toward the purchase of shares of Common Stock under the Plan, but may be commingled with the general funds of his or her Employer. No interest will be paid on payroll deductions accumulated under the Plan (regardless of whether such deductions are applied to the purchase of shares hereunder or returned to the Participant or his or her personal representative).

            6.3 A Participant in the Plan on the last day of an Offering shall automatically continue to participate in the Plan during the next Offering unless he or she withdraws in the manner described in Section 11 or is no longer an Eligible Employee.

            6.4 The term "Compensation" means all base salary and straight time wages paid to or on behalf of a Participant for services performed or on account of holidays, paid time off or other similar events (including any amounts by which such earnings are reduced, at the election of a Participant, pursuant to a cafeteria plan described in Section 125 of the Code, a dependent care assistance program described in Section 129 of the Code, a cash or deferred arrangement described in Section 401(k) of the Code, or any similar plan, program or arrangement), and excluding any overtime, bonuses, commissions and other incentive compensation, the value of any non-cash benefits under any employee benefit plans, and any other amounts paid to the Participant that are specifically excluded by the Committee.

      7. Purchase of Shares

            7.1 At the end of each Purchase Period during an Offering, a Participant's accumulated payroll deductions for the Purchase Period will, subject to the limitations in Section 9 and the termination provisions of
Section 16, be applied toward the purchase of shares of Common Stock at a purchase price (the "Purchase Price") equal to the lesser of the following amounts (rounded to the nearest cent):

                  (a) 85% of the Market Price (as defined in Section 8.1) of the Common Stock on the Commencement Date of the Offering; or

                  (b) 85% of the Market Price of the Common Stock on the last Business Day of the Purchase Period.

            7.2 Shares of Common Stock may be purchased under the Plan only with a Participant's accumulated payroll deductions. Fractional shares cannot be purchased. Any portion of a Participant's accumulated payroll deductions for a Purchase Period not used for the purchase of Common Stock shall, subject to
Section 9, be applied to the purchase of Common Stock in the next Purchase Period, if the Participant is participating in the Plan during that Purchase Period, or returned to the Participant.

            7.3 Each Participant who purchases shares of Common Stock under the Plan shall thereby be deemed to have agreed that his or her Employer shall be entitled to withhold, from any amounts that may be payable to the Participant at or around the time of the purchase, such federal, state, local and foreign income, employment and other taxes as may be required to be withheld under applicable laws. In lieu of such withholding, the Employer may require the Participant to remit such taxes to the Employer as a condition of the purchase.

      8. Market Price

            8.1 For purposes of the Plan, the term "Market Price" on any day means, if the Common Stock is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock on that day as reported by the principal exchange on which the Common Stock is listed, or, if the Common Stock is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Committee.

            8.2 For purposes of the Plan, the term "Business Day" means a day on which prices or quotations for the Common Stock are reported by a national securities exchange, the Nasdaq Stock Market, or any other available source of prices or quotations selected by the Committee, whichever is applicable pursuant to the preceding paragraph.

            8.3 If the Market Price of the Common Stock must be determined for purposes of the Plan at a time when the Common Stock is not publicly traded, then the term "Market Price" shall mean the fair market value of the Common Stock as determined by the Committee, after taking into consideration all the factors it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

      9. Limitations on Share Purchases

            9.1 Notwithstanding Section 3, an employee will not be an Eligible Employee for purposes of the Plan if the employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. For purposes of this 5% limitation, an employee shall be treated as owning any stock the ownership of which is attributed to him or her under the rules of Section 424(d) of the Code, as well as any stock that, in the absence of this Section 9.1, the employee could purchase under the Plan with his or her payroll deductions held pursuant to Section 6 but not yet applied to the purchase of shares of Common Stock under the Plan.

            9.2 Notwithstanding any other provision of this Plan, the shares of Common Stock that a Participant is entitled to purchase in an Offering under this Plan (and in all other offerings under all other employee stock purchase plans of the Company and its related corporations) shall not have a fair market value in excess of $25,000 for each calendar year during the term of the Offering (or such other offerings) in which the shares are to be purchased, such fair market value to be based on the Market Price of the shares on the Commencement Date of the Offering (or the fair market value of the shares on the commencement dates of the corresponding offerings under such other plans).

            9.3 The limitations in Section 9.1 and Section 9.2 are intended to, and shall be interpreted and administered as necessary in order to, meet the requirements of Section 423(b)(3) and Section 423(b)(8) of the Code, respectively, and the regulations promulgated thereunder.

      10. Changes in Payroll Deductions

            10.1 A Participant may elect during an Offering, in accordance with procedures prescribed by the Committee, to decrease, or on two occasions only during the Offering to increase, subject to Section 6.2, the rate of payroll deductions being withheld from his or her Compensation during the Offering. The change in rate shall be effective as of the beginning of the next calendar month following the date his or her Employer receives the appropriate forms as prescribed by the Committee, if such forms are received at least 10 days prior to such date, and, if not, as of the beginning of the next succeeding calendar month.

            10.2 Except as provided in Section 10.1, the rate of payroll deductions for an Offering may not be increased or decreased by a Participant during the Offering. However, the Participant may change the rate of payroll deduction for a subsequent Offering. In addition, a Participant may withdraw from the Offering in accordance with Section 11.

      11. Withdrawal

            11.1 A Participant may elect, in accordance with procedures prescribed by the Committee, to withdraw from an Offering. Such withdrawal must be elected at least 10 days prior to the end of the Purchase Period for which it is to be effective. If a Participant so withdraws, all of the Participant's accumulated payroll deductions will be promptly returned to the Participant. If a Participant's payroll deductions are interrupted by any legal process, the Participant will be deemed to have elected to withdraw from the Offering in which he or she is participating when the interruption occurs.

            11.2 If the Market Price of the Common Stock on the last Business Day of any Purchase Period during an Offering is less than the Market Price of the Common Stock on the Commencement Date of such Offering, then each Participant in that Offering who remains an Eligible Employee and has not otherwise withdrawn from the Offering shall automatically (a) be withdrawn from the Offering effective as of the end of such Purchase Period (but after the purchase of shares of Common Stock under Section 7 with the Participant's accumulated payroll deductions), and (b) be enrolled in the Offering commencing on the first Business Day subsequent to the end of such Purchase Period.

            11.3 Except as provided in Section 11.2, following withdrawal from the Plan, in order to participate in the Plan for any subsequent Offering, the Participant must again elect to participate in the manner described in Section 6.1.

      12. Issuance of Common Stock

            12.1 Certificates for the shares of Common Stock purchased by Participants will be delivered by the Company's transfer agent as soon as practicable after each Purchase Period. In lieu of issuing certificates for such shares directly to Participants, the Company shall be entitled to issue such shares to a bank, broker-dealer or similar custodian (the "Custodian") that has agreed to hold such shares for the accounts of the respective Participants. Fees and expenses of the Custodian shall be paid by the Company or allocated among the respective Participants in such manner as the Committee determines.

            12.2 A Participant may request, in accordance with such procedures as the Committee may adopt, that shares purchased by the Participant be issued (or, if such shares are issued to the Custodian, that the account for such shares be held) in the names of the Participant and one other person designated by the Participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

            12.3 If shares purchased under the Plan are issued to a Custodian, a Participant may at any time, to the extent permitted by Section 18, undertake a disposition (as that term is defined in Section 424(c) of the Code), whether by sale, exchange, gift or other transfer of legal title, of any or all of the shares held for the Participant by the Custodian. In the absence of such a disposition of the shares, the shares shall continue to be held by the Custodian until the holding period set forth in Section 423(a) of the Code has been satisfied. If a Participant so requests, shares for which such holding period has been satisfied will be transferred to another brokerage account specified by the Participant, or a stock certificate for such shares will be issued and delivered to the Participant or his or her designee.

      13. Changes in Capitalization

            13.1 Upon the happening of any of the following described events, a Participant's right to purchase shares of Common Stock under the Plan shall be adjusted as provided below:

                  (a) If the outstanding shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock or if, upon a recapitalization, split-up or other reorganization of the Company, the outstanding shares of Common Stock are exchanged for other securities of the Company, the rights of each Participant shall be modified so that the Participant is entitled to purchase, in lieu of the shares of Common Stock that the Participant would otherwise have been entitled to purchase in an Offering at the end of a Purchase Period in progress at the time of such subdivision, combination or exchange (the "Purchase Period Shares"), such number of shares of Common Stock or such number and type of other securities as the Participant would have received if such Purchase Period Shares had been issued and outstanding at the time of such subdivision, combination or exchange (unless in the case of an exchange the Committee determines that the nature of the exchange is such that it is not feasible or advisable that the rights of Participants be so modified, in which event the exchange shall be deemed a Terminating Event under Section 14).

                  (b) If the Company issues any of its shares as a stock dividend upon or with respect to the Common Stock, each Participant who purchases shares of Common Stock in an Offering at the end of a Purchase Period in progress on the record date for the stock dividend shall be entitled to receive the shares so purchased (the "Purchased Shares") and shall also be entitled to receive at no additional cost, but only if the Purchase Price for the Purchased Shares was determined by reference to the Market Price of the Common Stock on the Commencement Date of the Offering, the number of shares of the class of stock issued as a stock dividend, and the amount of cash in lieu of fractional shares, that the Participant would have received if he or she had been the holder of the Purchased Shares on the record date for the stock dividend.

            13.2 Upon the happening of an event specified in Section 13.1(a) or
Section 13.1(b) above, the class and aggregate number of shares available under the Plan, as set forth in Section 4, shall be appropriately adjusted to reflect the event. Notwithstanding the foregoing, such adjustments shall be made only to the extent that the Committee, based on advice of counsel for the Company, determines that such adjustments will not constitute a change requiring shareholder approval under Section 423(b)(2) of the Code.

      14. Terminating Events

            14.1 Upon (a) the dissolution or liquidation of the Company, (b) a merger or other reorganization of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company or a material division of the Company, (d) a sale or other transfer, pursuant to a tender offer or otherwise, of more than fifty percent (50%) of the then outstanding shares of Common Stock of the Company, (e) an acquisition by the Company resulting in an extraordinary expansion of the Company's business or the addition of a material new line of business, or (f) any exchange that is subject to this Section 14 in accordance with the provisions of Section 13 (any of such events is herein referred to as a "Terminating Event"), the Committee may but shall not be required to --

                  (a) make provision for the continuation of the Participants' rights under the Plan on such terms and conditions as the Committee determines to be appropriate and equitable, including where applicable, but not limited to, an arrangement for the substitution on an equitable basis, for each share of Common Stock that could otherwise be purchased in an Offering at the end of a Purchase Period in progress at the time of the Terminating Event, of any consideration payable with respect to each then outstanding share of Common Stock in connection with the Terminating Event; or

                  (b) terminate all rights of Participants to purchase additional shares of Common Stock under the Plan and --

                        (i) return to the Participants all of their accumulated payroll deductions that have not been applied to the purchase of shares of Common Stock under the Plan; and

                        (ii) pay to each Participant, for each share of Common Stock, if any, that otherwise could have been purchased by the Participant in an Offering at the end of a Purchase Period in progress at the time of the Terminating Event, determined by assuming that the Participant's accumulated payroll deductions were used to purchase shares of Common Stock at a Purchase Price equal to the Market Price of the Common Stock on the Commencement Date of the Offering, an amount equal to the excess, if any, of (A) the Market Price on the date of the Terminating Event of a share of Common Stock, over (B) such Purchase Price.

            14.2 The Committee shall make all determinations necessary or advisable in connection with Terminating Events, and its determinations shall, in the absent of fraud or patent mistake, be conclusive and binding on all persons with any interest in the Plan.

      15. No Transfer or Assignment of Employee's Rights. An Eligible Employee's rights under the Plan are the Eligible Employee's alone and may not be voluntarily or involuntarily transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution. An Eligible Employee's rights under the Plan are exercisable during his or her lifetime by the Eligible Employee alone.

      16. Termination of Employee's Rights. A Participant's rights under the Plan will terminate if he or she for any reason (including death, disability or voluntary or involuntary termination of employment) is no longer an employee of the Company or a Designated Subsidiary. In such event, all of the payroll deductions credited to the Participant's account will be promptly returned to the Participant or his or her personal representative.

      17. Termination and Amendment of Plan

            17.1 The Plan may be terminated at any time by the Board, but, except as provided in Section 14, such termination shall not affect the right of any Participant to purchase shares in an Offering at the end of the Purchase Period in progress at the time of termination. The Plan will also terminate in any case when all or substantially all of the unissued shares of Common Stock reserved for the purposes of the Plan have been purchased. If at any time shares of Common Stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among Participants in proportion to the respective amounts of their accumulated payroll deductions, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase shares of Common Stock will be refunded to the Participants entitled thereto.

            17.2 The Committee or the Board may from time to time adopt amendments to the Plan; provided, however, that, without the approval of the shareholders of the Company, no amendment may increase the number of shares that may be issued under the Plan or make any other change for which shareholder approval is required by Section 423 of the Code or the regulations thereunder.

      18. Disposition of Shares. Subject to compliance with any applicable federal and state securities and other laws and any policy of the Company in effect from time to time with respect to trading in its shares, a Participant may effect a disposition (as that term is defined in Section 424(c) of the Code) of Common Stock purchased under the Plan at any time the Participant chooses; provided, however, each Participant agrees, by purchasing shares of Common Stock under the Plan, that (a) his or her Employer shall be entitled to withhold, from any other amounts that may be payable to the Participant by the Employer at or around the time of such disposition, such federal, state, local and foreign income, employment and other taxes as the Employer may be required to withhold under applicable law; and (b) in lieu of such withholding, the Participant will, upon request of the Employer, promptly remit such taxes to the Employer. EACH EMPLOYEE PURCHASING SHARES OF COMMON STOCK UNDER THE PLAN ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE THEREOF.

      19. No Shareholder Rights; Information to Participants. A Participant shall not have any rights as a shareholder of the Company (other than the right potentially to receive stock dividends under Section 13) on account of shares of Common Stock that may be purchased under the Plan prior to the time such shares are actually purchased by and issued to the Participant. Notwithstanding the foregoing, the Company shall deliver to each Participant under the Plan who does not otherwise receive such materials (a) a copy of the Company's annual financial statements (which shall be delivered annually as promptly as practical following each fiscal year of the Company and review or audit of such statements by the Company's auditors), together with management's discussion and analysis of financial condition and results of operations for the fiscal year, and (b) a copy of all reports, proxy statements and other communications distributed to the Company's security holders generally.

      20. Use of Proceeds. The proceeds received by the Company from the sale of shares of Common Stock under the Plan will be used for general corporate purposes.

      21. Governmental Regulations. The Company's obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares, including the Securities and Exchange Commission, the securities administrators of the states in which Participants reside, and the Internal Revenue Service.

      22. Miscellaneous Provisions

            22.1 Nothing contained in the Plan shall obligate any Employer to employ a Participant for any period, nor shall the Plan interfere in any way with the right of the Employer to reduce a Participant's compensation.

            22.2 The provisions of the Plan shall be binding upon each Participant and, subject to the provisions of Section 15, the heirs, successors and assigns of each Participant.

            22.3 Where the context so requires, references in the Plan to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both additional genders.

            22.4 The Plan shall be construed, administered and enforced in accordance with the laws of the United States, to the extent applicable thereto, as well as the laws of the State of Delaware.

      23. Approval of Shareholders. The Plan shall be effective July 1, 2001, subject to approval by the shareholders of the Company in a manner that complies with Section 423(b)(2) of the Code. If such approval does not occur prior to July 1, 2001, the Plan shall be void and of no effect.

                                  APPENDIX D-1

                                     BYLAWS

                -------------------------------------------------

                           AMENDED AND RESTATED BYLAWS

                                       OF

                                  VAXGEN, INC.

                                    ARTICLE 1

                                     OFFICES

      1.1 BUSINESS OFFICE. The principal office of the corporation may be located at any place either within or outside the state of Delaware. The corporation may have, either within or outside the state of Delaware, its principal office and such other offices as its Board of Directors may designate or as the business of the corporation may require from time to time.

      1.2 REGISTERED OFFICE. The registered office of the corporation shall be located within the state of Delaware. It may, but need not, be identical with the principal office of the corporation if located in the state of Delaware. The registered agent shall have a business office identical with such registered office. The registered agent and location of the registered office may each be changed from time to time. Such a change will be effective upon filing of a certificate of the same as required by the Delaware General Corporation Law.

                                   ARTICLE 2

                                  STOCKHOLDERS

      2.1 ANNUAL MEETINGS. The annual meeting of the stockholders of this corporation, for the purpose of election of directors and such other business as may come before it, shall be at the date, time and place determined by the Board of Directors. In the event a date fixed for the annual meeting is a legal holiday in the state of Delaware, the meeting shall be held at the same hour and place on the next succeeding day not a holiday.

      2.2 BUSINESS CONDUCTED AT ANNUAL MEETING.

            (a) At an annual meeting of stockholders, an item of business may be conducted, and a proposal may be considered and acted upon, only if such item or proposal is brought before the meeting (i) by, or at the direction of, the Board of directors, or (ii) by any stockholder of the corporation who is entitled to vote at the meeting and who complies with the procedures set forth in the remainder of this Section 2.2. This Section 2.2 shall not apply to matters of procedure that, pursuant to Section 2.10 of these Bylaws, are subject to the authority of the chairman of the meeting.

            (b) For an item of business or proposal to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the

Secretary of the corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal office of the corporation
(a) not less than one hundred twenty (120) days prior to the first anniversary of the date that the corporation's proxy statement was first released to stockholders in connection with the previous year's annual meeting; (b) a reasonable time before the corporation begins to print and mail its proxy materials if the date of the current year's annual meeting has been changed by more than thirty (30) days from the date of the previous year's meeting; or (c) not more than seven (7) days following the mailing to stockholders of the notice of annual meeting with respect to the current year's annual meeting, if the corporation did not release a proxy statement to stockholders in connection with the previous year's annual meeting, or if no annual meeting was held during such year.

            (c) A stockholder's notice to the Secretary under Section 2.2(b) shall set forth, as to each item of business or proposal the stockholder intends to bring before the meeting (i) a brief description of the item of business or proposal and the reasons for bringing it before the meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder and of any other stockholders that the stockholder knows or anticipates will support the item of business or proposal, (iii) the number and class of shares of stock of the corporation that are beneficially owned on the date of such notice by the stockholder and by any such other stockholders, and (iv) any financial interest of the stockholder or any such other stockholders in such item of business or proposal.

            (d) The Board of Directors, or a designated committee thereof, may reject a stockholder's notice that is not timely given in accordance with the terms of Section 2.2(b). If the Board of Directors, or a designated committee thereof, determines that the information provided in a timely stockholder's notice does not satisfy the requirements of Section 2.2(c) in any material respect, the Secretary of the corporation shall notify the stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the stockholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of Section 2.2(c) in any material respect, then the Board of Directors or such committee may reject the stockholder's notice.

            (e) Notwithstanding the procedures set forth in Section 2.2(d), if a stockholder desires to bring an item of business or proposal before an annual meeting, and neither the Board of Directors nor any committee thereof has made a prior determination of whether the stockholder has complied with the procedures set forth in this Section 2.2 in connection with such item of business or proposal, then the chairman of the meeting shall determine and declare at the meeting whether the stockholder has so complied. If the chairman determines that the stockholder has so complied, then the chairman shall so state and ballots shall be provided for use at the meeting with respect to such item of business or proposal. If the chairman determines that the stockholder has not so complied, then, unless the chairman, in his sole and absolute discretion, determines to waive such compliance, the chairman shall state that the stockholder has not so complied and the item of business or proposal shall not be brought before the meeting.


                                       2.

      This Section 2.2 shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no item of business may be conducted, and no proposal may be considered and acted upon, unless there has been compliance with the procedures set forth in this
Section 2.2 in connection therewith.

      2.3 SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time and for any purpose by the Chairman, President or the Board of Directors. Pursuant to Article 6 of the corporation, stockholders of the corporation do not have the right to call special meetings of stockholders. No business shall be transacted at any special meeting of stockholders except as is specified in the notice calling for the meeting. The date, time and place of a special meeting shall be determined by the person or group convening the meeting.

      2.4 NOTICE OF MEETINGS. Written notice of annual or special meetings of stockholders, stating the date, time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Secretary to each stockholder of record entitled to vote at the meeting. Notice of a meeting to act on (a) a plan of merger or consolidation or (b) a proposed sale, exchange or other disposition of all or substantially all of the assets of the corporation other than in the usual or regular course of business shall be given not less than 20 days nor more than 60 days before the meeting date. Notice of any other meeting shall be given not less than 10 nor more than 60 days prior to the meeting date.

      2.5 FORM OF NOTICE. Notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype, or communications equipment which transmits a facsimile of the notice to like equipment which receives and reproduces the notice. If mailed, such notice shall be deemed effective when deposited in the United States mail, with first-class postage prepaid, addressed to the stockholder at such stockholder's address as it appears on the stock transfer records of the corporation. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, telephone number or other number appearing on the records of the corporation.

      2.6 WAIVER OF NOTICE. Any required notice of the date, time, place or purpose of a meeting may be waived by a stockholder if done in writing and signed by the stockholder, either before or after the meeting. A stockholder's attendance at the meeting, in person or by proxy, (a) waives all required notice of date, time and place of the meeting unless at the beginning of the meeting the stockholder objects to holding or transacting business at the meeting, and
(b) waives any required notice of the purpose of the meeting unless at the time a particular matter not within the purpose or purposes of the meeting stated in the notice is first considered the stockholder objects to consideration of the matter. Any stockholder so waiving notice shall be bound by the proceedings of the meeting in all respects as if due notice of the meeting had been given.

      2.7 QUORUM AND ADJOURNED MEETINGS. A majority of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Certificate of Incorporation or Delaware General Corporation Law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting


                                       3.

of stockholders. A majority of the shares represented at a meeting, even if less than a quorum, may adjourn the meeting from time to time without further notice. In the case of any meeting of stockholders that is adjourned more than once because of the failure of a quorum to attend, those who attend the third convening of such meeting, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors, provided that the percentage of shares represented at the third convening of such meeting shall not be less than one-third of the shares entitled to vote. At such reconvened meeting at which a quorum is represented, any business may be transacted which might have been transacted at the meeting as originally called. Once a share is represented for any purpose at a meeting, other than solely to object to holding or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment of it (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal from the meeting of the person through whom the share was represented.

      2.8 PROXIES. At all meetings of stockholders, a stockholder may vote in person or by proxy. A stockholder may appoint a proxy by signing an appointment form. An appointment form shall be deemed signed if the stockholder's name is placed on the form (whether by manual signature, typewriting, facsimile transmission or otherwise) by the stockholder or his or her attorney-in-fact or agent. An appointment shall cease to be valid three years after it is made unless otherwise provided in the appointment form. Unless by its terms it is stated to be irrevocable, an appointment is deemed revoked by (a) action of the stockholder revoking the appointment or making a subsequent appointment in the same manner required for the original appointment, (b) presence of and voting by the stockholder at the meeting for which a proxy had been appointed, or (c) notice to the corporation of the death or disability of the stockholder making the appointment. Appointment or revocation of a proxy shall be effective from and after the time of the appointment or revocation form, or notice of the presence and voting or death or disability of the stockholder, is received by the Secretary of the corporation or other officer or agent authorized to tabulate votes. A proxy appointed for a specified meeting may vote throughout that meeting, even if the meeting is reconvened one or more times, until final adjournment of the meeting.

      2.9 VOTING RECORD. After fixing a record date for a stockholders' meeting, the corporation shall prepare an alphabetical list of the names of all stockholders on the record date who are entitled to notice of the stockholders' meeting. The list shall be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each stockholder. A stockholder, stockholder's agent, or a stockholder's attorney may inspect the stockholder's list, beginning 10 days prior to the stockholders' meeting and continuing through the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. Inspection must occur during regular business hours and will be at the stockholder's expense. The stockholders' list shall be kept open for inspection during the meeting and any adjournment.

      2.10 CONDUCT OF MEETINGS. Meetings of stockholders shall be conducted pursuant to such rules and procedures as may be established from time to time by or at the direction of the Board of Directors. These rules and procedures may be established either prior to or during a meeting, and, subject to Section 2.2, may encompass such matters as form and prior submission requirements for stockholder proposals, nominations of Directors and rules of order


                                       4.

for meetings themselves. The Chairman or, in his or her absence, such other person as may have been or be designated by the Chairman or the Board, shall be the chairman of the meeting. Except as otherwise provided by the Board, the chairman of the meeting shall be conclusively deemed to be acting at the direction of the Board when establishing rules and procedures for or at a meeting.

      2.11 VOTING OF SHARES. Except as otherwise provided in the Certificate of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter. If a quorum exists, action on a matter is approved by a voting group of stockholders if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the Certificate of Incorporation or the Delaware General Corporation Law require a greater number of affirmative votes.

      2.12 INSPECTORS OF ELECTION. Either before or during any stockholders' meeting, the Board or chairman of the meeting may, and on request of any stockholder the chairman of the meeting shall, appoint one or more persons who are not nominees for office to act as voting proctors and, if there is to be an election, inspectors of election at the meeting. Alternate proctors may be appointed by the chairman of the meeting to fill vacancies occurring from failures or refusals to serve or as otherwise may be required. The duties of proctors are to:

            (a) determine the number of shares outstanding in each class or group, the voting rights of each class or group of shares, the shares represented at the meeting, the existence of a quorum, the authenticity and validity of proxy appointments, and the authority of each proxy;

            (b) hear and determine all challenges and issues relating to voting rights;

            (c) determine when polls should close and voting cease;

            (d) receive, count and tabulate all ballots or votes otherwise properly cast;

            (e) determine the result or results of the voting; and

            (f) otherwise take such actions as will reasonably assure the fairness to all stockholders of the election or other vote.

      2.13 RECORD DATE. The Board of Directors may fix in advance a record date for purposes of determining stockholders (a) entitled to (i) notice of or to vote at any meeting or adjourned and reconvened meeting of stockholders or (ii) receive payment of any dividend or other distribution, or (b) for any other purpose. Such a record date shall not be more than 60 or less than 10 days prior to the day on which the particular action requiring such determination of stockholders is to be taken. If the record date is not otherwise fixed, it shall be (x) the day before the date on which notice of the meeting is mailed in the case of determining stockholders entitled to notice of or to vote at a meeting of stockholders, or (y) the date on which a resolution of the Board of Directors declaring a dividend or other distribution is adopted in the case of determining stockholders entitled to receive payment of a distribution. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this


                                       5.

Section 2.12, such determination shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

                                   ARTICLE 3

                               BOARD OF DIRECTORS

      3.1 GENERAL POWERS. All corporate powers shall be exercised by or under the authority, and the business and affairs of the corporation shall be managed under the direction, of the Board of Directors, except as limited by the Certificate of Incorporation.

      3.2 NUMBER. The number of Directors of the corporation shall be seven. That number may be increased or decreased from time to time by resolution of the Board of Directors. A decrease shall not shorten the term of any incumbent Director.

      3.3 TENURE AND QUALIFICATIONS. Despite the expiration of a Director's term, each Director shall continue to serve until the Director's successor has been elected and qualified or until there is a decrease in the number of Directors. Directors need not be residents of the state of Delaware or stockholders of the corporation.

      3.4 VACANCIES. In case of any vacancy in the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the vacancy may be filled by the Board of Directors, a majority of the remaining Directors (if they do not constitute a quorum) or the stockholders. A Director elected to fill a vacancy shall hold office for the remainder of the term of the previously vacant position.

      3.5 RESIGNATION. A Director may resign at any time by delivering written notice to the Board of Directors, Chairman, President or Secretary. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date.

      3.6 REMOVAL OF DIRECTORS. At a meeting of stockholders called expressly for that purpose, the entire Board of Directors, or any member of the Board, may be removed prior to expiration of the Director's or Directors' terms.

      3.7 DIRECTOR COMPENSATION. Directors may be paid their expenses, if any, of attendance at meetings of the Board. In addition, Directors may be compensated in such manner as the Board deems appropriate for attendance at meetings of the Board and other service as Directors. Such compensation shall not preclude any Director from serving the corporation in any other capacity and receiving compensation for doing so.

      3.8 COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously


                                       6.

appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the Bylaws of the corporation; and, unless the board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

      3.9 COMMITTEE MINUTES. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

      3.10 MEETINGS AND ACTIONS OF COMMITTEES. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article 4 of these Bylaws, with such changes in the context of that Article as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE 4

                                 BOARD MEETINGS

      4.1 ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after, and at the same place as, the annual stockholders' meeting, unless another place or time has been previously determined by the Directors. Notice of the annual meeting of the Board shall not be necessary. By resolution, the Board, or any committee of the Board, may specify the time and place either within or outside the state of


                                       7.

Delaware for holding its regular meetings. Other than for the resolution, notice of such regular meetings shall not be required.

      4.2 SPECIAL MEETINGS. Special meetings of the Board, or any committee of the Board, may be called at any time by or at the request of the Chairman, President or Secretary. In addition, in the case of a special Board meeting, any two Directors may call a meeting, and in the case of a committee, any member of the committee may call a meeting.

      4.3 NOTICE OF SPECIAL MEETINGS. Notice of the date, time and place of a special meeting may be given orally and shall be given by or on behalf of the Secretary or other person or persons calling the meeting. Neither the business to be transacted at nor the purpose of the meeting need be specified in the notice. If notice to a Director is delivered or given by:

            (a) personal delivery, the notice will be effective if delivered to the Director at least 48 hours before the meeting;

            (b) mail, the notice will be effective if deposited in the official governmental least five days before the meeting, addressed to the Director at his or her address on the records of the corporation, with postage prepaid;

            (c) private carrier, the notice will be effective if dispatched to the Director at his or her address shown on the records of the corporation so as to be delivered there at least 48 hours before the meeting;

            (d) wire or wireless equipment which transmits a facsimile of the notice, the notice will be effective if dispatched to the Director at least 48 hours before the meeting at his or her facsimile number appearing on the records of the corporation or otherwise known to the sender;

            (e) telegraph, the notice will be effective if its contents are delivered to the telegraph company at least 72 hours before the meeting with instructions for immediate delivery to the Director at his or her address shown on the records of the corporation; and

            (f) oral communication, the notice will be effective if personally communicated to the Director at least 48 hours before the meeting.

                                   ARTICLE 5

                            ACTIONS AT BOARD MEETINGS

            5.1 BUSINESS CONSIDERED. At any meeting of the Board of Directors, any and all business may be transacted and the Board may exercise any or all of its powers.

            5.2 QUORUM AND VOTING. A majority of the number of Directors specified in Section 3.2 of these Bylaws shall constitute a quorum. A lesser number may adjourn any meeting from time to time until a quorum is obtained. Notice or further notice of the meeting need not be given. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present at the meeting is the act of the Board of Directors.


                                       8.

            5.3 PRESUMPTION OF ASSENT. A Director of the corporation who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless:

            (a) The Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding or transacting business at the meeting;

            (b) The Director's dissent or abstention from the action taken is entered in the minutes of the meeting; or

            (c) The Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting.

      The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

      5.4 ACTIONS BY WRITTEN CONSENT. Any corporate action required or permitted by the Certificate of Incorporation, Bylaws, or Delaware General Corporation Law to be voted upon or approved at a duly called meeting of the Directors or committee of Directors may be accomplished without a meeting if one or more unanimous written consents of the respective directors, setting forth the actions so taken, shall be signed, either before or after the action taken, by all the Directors or committee members, as the case may be. Action taken by unanimous written consent is effective when the last Director or committee member signs the consent, unless the consent specifies a later effective date.

      5.5 MEETINGS BY CONFERENCE TELEPHONE. Members of the Board of Directors or a committee of Directors may participate in their respective meetings by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at such meeting.

                                   ARTICLE 6

                                    OFFICERS

      6.1 OFFICERS DESIGNATED. The officers of the corporation shall be a President, one or more Vice Presidents (their number, titles, designations and relative authority to be as determined by the Directors), Secretary and Treasurer, each of whom shall be appointed by the Board. There also shall be a Chairman of the Board, appointed by the Board, who may be an officer if the Board so determines. Each of these officers, including the Chairman even if not an officer, and the Board may appoint additional officers or assistant officers. Any two or more offices may be held by the same person. Subject to the limitations of the Delaware General Corporation Law and the provisions of these Bylaws, the corporation's officers and assistant officers shall have the rights, designations, responsibilities and authority and perform the duties prescribed by the Board or other authority appointing them.


                                       9.

      6.2 APPOINTMENT AND TERM OF OFFICE. Each of the officers designated in the first sentence of Section 6.1 of the Bylaws and the Chairman shall be appointed annually by the Board at its annual meeting. Other officers and assistant officers shall hold office until their respective appointments are terminated by the authority appointing them. In any case, an officer shall continue to serve until his or her successor has been appointed or service is otherwise terminated.

      6.3 DESIGNATIONS. In addition to the rifles and duties set forth below, the Board may designate one or more of the officers whom it appoints as the corporation's chief executive officer, chief operating officer and chief financial officer, with such additional duties as are customary for these positions or may be prescribed by the Board.

      6.4 CHAIRMAN. The Chairman must be a member of the Board. He or she may preside at meetings of the Directors and stockholders and shall report to and consult with the Board. The Chairman shall have such other authority and duties as the Board may prescribe from time to time.

      6.5 PRESIDENT. Subject to the control of the Board of Directors, the President shall in general direct, supervise, have responsibility for and control all of the business and affairs of the corporation. Unless the Board determines otherwise, the President will be the chief executive officer of the corporation. In the absence or with the approval of the Chairman, the President may preside at meetings of the stockholders and, if a member, the Board.

      6.6 VICE PRESIDENTS. In the absence of the President or his or her inability to act, the Vice President shall have and may exercise the authority of the President, except as limited or otherwise changed by the Board. In the event there is more than one Vice President, they shall have and may exercise in such circumstances such authority of the President as has been allocated to them by the Board.

      6.7 SECRETARY. The Secretary shall supervise and otherwise have responsibility for (a) keeping minutes of meetings of stockholders, Directors and committees of Directors; (b) providing all notices to stockholders and Directors which are required by the Certificate of Incorporation, Bylaws or Delaware General Corporation Law; (c) custody of corporate records and the seal of the corporation, if any; (d) keeping a register of the address of each stockholder as furnished by the stockholders; and (e) execution and delivery of certificates for shares of the corporation and other documents and records respecting share ownership and transfer.

      6.8 TREASURER. Subject to control and direction of the Board and President, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, including their receipt and disbursement.

                                   ARTICLE 7

                          CONDUCT OF CORPORATE BUSINESS

      7.1 CONTRACTS. The Board by resolution may authorize any one or more officers or agents to enter into contracts and execute and deliver documents and instruments for and on behalf and in the name of the corporation. Loans shall not be contracted on behalf of the


                                      10.

corporation and evidences of indebtedness shall not be issued in its name unless authorized by resolution of the Board.

      The authority granted by the Board in these circumstances may be general or confined to specific instances.

      7.2 BANKING MATTERS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officers or agents of the corporation and in such manner as is from time to time determined by resolution of the Board. Funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board by resolution may select. The determinations and selections by the Board in these circumstances may be general or confined to specific instances.

      7.3 COPIES OF RESOLUTIONS. Any person dealing with the corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Directors, committee of the Directors or stockholders when certified by or at the direction of the President or Secretary.

                                   ARTICLE 8

                               STOCK CERTIFICATES

      8.1 ISSUANCE OF SHARES. No shares of the corporation shall be issued unless authorized by the Board of Directors, which authorization shall include the maximum number of shares to be issued, the consideration to be received for each share, and, if the consideration is in a form other than cash, the determination of the value of the consideration.

      8.2 CERTIFICATES OF STOCK. All shares of the corporation shall be represented by certificates in such form, not inconsistent with the Certificate of Incorporation, as the Board of Directors may from time to time prescribe. Certificates of stock shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed by the Chairman, the President or a Vice President, attested to by the Secretary or an Assistant Secretary, and sealed with the corporate seal, if any. If any certificate is manually signed by a transfer agent or a transfer clerk and by a registrar, the signatures of the President, Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer upon that certificate may be facsimiles that are engraved or printed. If any person who has signed or whose facsimile signature has been placed on a certificate no longer is an officer when the certificate is issued, the certificate may nevertheless be issued with the same effect as if the person were still an officer at the time of its issue.

      8.3 STOCK RECORDS. The corporation or its agent shall maintain at the registered office or principal office of the corporation, or at the office of the transfer agent or registrar of the corporation, if one be designated by the Board of Directors, a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of shares held by each. The


                                      11.

person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

      8.4 RESTRICTIONS ON TRANSFER. The Board of Directors shall have the authority to issue shares of the capital stock of this corporation and the certificates therefor subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

      8.5 TRANSFERS. Shares of stock may be transferred by delivery of the certificates therefor, accompanied by:

            (a) an assignment in writing on the back of the certificate, or an assignment separate from certificate, or a written power of attorney to sell, assign, and transfer the same, signed by the record holder of the certificate; and

            (b) such additional documents, instruments, and other items of evidence as may be reasonably necessary to satisfy the requirements of any transfer restrictions applicable to such shares, whether arising under applicable securities or other laws, or by contract, or otherwise.

      Except as otherwise specifically provided in these Bylaws, no shares of stock shall be transferred on the books of the corporation until the outstanding certificate therefor has been surrendered to the corporation. All certificates surrendered to the corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that, in case of a lost, destroyed, or mutilated certificate, a new one may be issued therefor upon such terms (including indemnity to the corporation) as the Board of Directors may prescribe.

                                   ARTICLE 9

                                 INDEMNIFICATION

      9.1 THIRD PARTY ACTIONS. Subject to the provisions of this Article 9, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment,


                                      12.

order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      9.2 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. Subject to the provisions of this Article 9, the corporation shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding any other provision of this Article 9, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

      9.3 SUCCESSFUL DEFENSE. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      9.4 DETERMINATION OF CONDUCT. Any indemnification under Sections 9.1 and
9.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 9.1 and 9.2. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (ii) if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. Notwithstanding the foregoing, a director, officer or employee of the corporation shall be entitled to contest any determination that the director, officer or employee has not met the applicable standard of conduct set forth in Sections 9.1 and 9.2 by petitioning a court of competent jurisdiction.

      9.5 PAYMENT OF EXPENSES IN ADVANCE. Expenses incurred in defending a civil or criminal action, suit or proceeding, by an individual who may be entitled to


                                      13.

indemnification pursuant to Section 9.1 or 9.2, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article 9.

      9.6 INDEMNITY NOT EXCLUSIVE; EFFECT OF INDEMNIFICATION AGREEMENTS. The provisions of a written indemnification agreement between the corporation and any person subject to indemnity under this Article 9 shall control over the provisions of this Article 9, which shall not apply to the corporation and the person subject to indemnity under the written agreement. The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article 9 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      9.7 INSURANCE INDEMNIFICATION. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this
Article 9.

      9.8 THE CORPORATION. For purposes of this Article 9, references to the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers, so that any person who is or was a director, officer or employee of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article 9 (including, without limitation, the provisions of Section 9.4) with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

      9.9 EMPLOYEE BENEFIT PLANS. For purposes of this Article 9, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer or employee of the corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article 9.

      9.10 INDEMNITY FUND. Upon resolution passed by the Board, the corporation may establish a trust or other designated account, grant a security interest or use other means


                                      14.

(including, without limitation, a letter of credit), to ensure the payment of certain of its obligations arising under this Article 9 and/or agreements which may be entered into between the corporation and its officers and directors from time to time.

      9.11 INDEMNIFICATION OF OTHER PERSONS. The provisions of this Article 9 shall not be deemed to preclude the indemnification of any person who is not a director or officer of the corporation or is not serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, but whom the corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware or otherwise. The corporation may, in its sole discretion, indemnify an employee, trustee or other agent as permitted by the General Corporation Law of the State of Delaware. The corporation shall indemnify an employee, trustee or other agent where required by law.

      9.12 SAVINGS CLAUSE. If this Article 9 or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each person entitled to indemnification hereunder against expenses (including attorney's fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

      9.13 CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 9 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE 10

                                    AMENDMENT

      Except for Article 9 and this Article 10 of the Bylaws, both the Board of Directors and the stockholders are authorized to amend or repeal these Bylaws, or adopt new Bylaws to the extent such amendment, repeal or adoption is not inconsistent with the Delaware General Corporation Law or the corporation's Certificate of Incorporation. Articles 10 and 11 of the Bylaws may be amended or repealed only by the stockholders.

      I HEREBY CERTIFY that the preceding Amended and Restated Bylaws were adopted by the Board of Directors of the corporation on June 8, 1999.


                                  /s/ RALPH M. PAIS
                                  -------------------------------
                                  Ralph M. Pais, Secretary


                                      15.

                                  APPENDIX D-2

                           AMENDED AND RESTATED BYLAWS

                -------------------------------------------------

                           AMENDED AND RESTATED BYLAWS

                                       OF

                                  VAXGEN, INC.

                                   ARTICLE I

                                     OFFICES

      Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

      Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                                 CORPORATE SEAL

      Section 3. Corporate Seal. The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE III

                             STOCKHOLDERS' MEETINGS

      Section 4. Place Of Meetings. Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law ("DGCL").

      Section 5. Annual Meetings.

            (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders:
(i) pursuant to the corporation's notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a

                                       1.

stockholder of record at the time of giving the stockholder's notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5.

            (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under DGCL, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in clause (iii) of the last sentence of this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act") and Rule 14a-4(d) thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such


                                       2.

beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

            (c) Notwithstanding anything in the third sentence of Section 5(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

            (d) Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

            (e) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

            (f) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

      Section 6. Special Meetings.

            (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total


                                       3.

number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

            (b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty
(120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

            (c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in these Bylaws who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6(c). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by Section 5(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

      Section 7. Notice Of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and


                                       4.

will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

            Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange or Nasdaq rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

            Section 9. Adjournment And Notice Of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.


                                       5.

            Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

            Section 11. Joint Owners Of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

            Section 12. List Of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

            Section 13. Action Without Meeting.

            (a) No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

      Section 14. Organization.

            (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent,


                                       6.

the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

            (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV

                                    DIRECTORS

            Section 15. Number And Term Of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

            Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

            Section 17. Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.


                                       7.

            Section 18. Vacancies.

            (a) Unless otherwise provided in the Certificate of Incorporation and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 18 in the case of the death, removal or resignation of any director.

      Section 19. Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

      Section 20. Removal. The Board of Directors or any individual director may be removed from office at any time (a) with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the corporation, entitled to vote generally at an election of directors or (b) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of the capital stock of the corporation entitled to vote generally at an election of directors.

      Section 21. Meetings.

            (a) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

            (b) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place


                                       8.

within or without the State of Delaware whenever called by the Chairman of the Board, the President or a majority of the authorized number of directors.

            (c) Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

            (d) Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

            (e) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

      Section 22. Quorum And Voting.

            (a) Unless the Certificate of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

            (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

      Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of


                                       9.

the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

      Section 24. Fees And Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

      Section 25. Committees.

            (a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

            (b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

            (c) Term. The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or
(b) of this Bylaw, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may


                                      10.

unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

            (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

      Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V

                                    OFFICERS

      Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.


                                      11.

      Section 28. Tenure And Duties Of Officers.

            (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

            (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

            (c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

            (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

            (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

            (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as


                                      12.

required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

      Section 29. Delegation Of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

      Section 30. Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

      Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI

           EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES
                            OWNED BY THE CORPORATION

      Section 32. Execution Of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

      All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.


                                      13.

      Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

      Section 33. Voting Of Securities Owned By The Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                  ARTICLE VII

                                 SHARES OF STOCK

      Section 34. Form And Execution Of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or


                                      14.

destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner's legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

      Section 36. Transfers.

            (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

            (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

      Section 37. Fixing Record Dates.

            (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten
(10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

            (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

      Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                      15.

                                  ARTICLE VIII

                       OTHER SECURITIES OF THE CORPORATION

      Section 39. Execution Of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX

                                    DIVIDENDS

      Section 40. Declaration Of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

      Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                      16.

                                   ARTICLE X

                                   FISCAL YEAR

      Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI

                                 INDEMNIFICATION

      Section 43. Indemnification Of Directors, Executive Officers, Other Officers, Employees And Other Agents.

            (a) Directors and Officers. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

            (b) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or other officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 43 or otherwise.

      Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section 43, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a


                                      17.

majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

            (c) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this Section 43 to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Section 43 or otherwise shall be on the corporation.

            (d) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or


                                      18.

agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

            (e) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (f) Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 43.

            (g) Amendments. Any repeal or modification of this Section 43 shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

            (h) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Section 43 that shall not have been invalidated, or by any other applicable law. If this Section 43 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and officer to the full extent under any other applicable law.

            (i) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

                  (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                  (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

                  (3) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 43 with respect to the resulting or


                                      19.

surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                  (4) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                  (5) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Section 43.

                                  ARTICLE XII

                                     NOTICES

      Section 44. Notices.

            (a) Notice To Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by US mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

            (b) Notice To Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

            (c) Affidavit Of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.


                                      20.

            (d) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

            (e) Notice To Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

            (f) Notice to Stockholders Sharing an Address. Except as otherwise prohibited under DGCL, any notice given under the provisions of DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

                                  ARTICLE XIII

                                   AMENDMENTS

      Section 45. The Board of Directors shall be expressly empowered to adopt, amend or repeal the Bylaws of the corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

                                  ARTICLE XIV

                                LOANS TO OFFICERS

      Section 46. Loans To Officers. Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is


                                      21.

a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.


                                      22.

--------------------------------------------------------------------------------

                                  VAXGEN, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lance K. Gordon and Kevin C. Lee, and each of them, acting in the absence of the other, as Proxies, each with the power to appoint his or her substitute, to represent and to vote all shares of common stock of VaxGen, Inc. (the "Company"), that the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Stockholders to be held on May 26, 2004, or at any adjournment thereof.

Shares represented by this proxy will be voted as directed on the reverse by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Item 1 (Election of Directors); FOR Item 2 (Amendment to 2001 Employee Stock Purchase Plan); FOR Item 3 (Amendment to and Restatement of the Company's Bylaws) and FOR Item 4 (Ratification of Appointment of Independent Auditors).

             (Continued and to be signed and dated on reverse side)


                                      44.

VAXGEN, INC.                                                  VOTE BY INTERNET - www.proxyvote.com
1000 MARINA BOULEVARD                                         Use the Internet to transmit your voting
BRISBANE, CA 94005                                            instructions and for electronic delivery of
                                                              information up until 11:59 p.m. Eastern Time
                                                              on May 25, 2004. Have your proxy card in hand
                                                              when you access the web site. You will be
                                                              prompted to enter your 12-digit Control Number
                                                              which is located below to obtain your records
                                                              and to create an electronic voting instruction
                                                              form.

                                                              VOTE BY PHONE - 1-800-690-6903
                                                              Use any touch-tone telephone to transmit
                                                              your voting instructions up until 11:59
                                                              p.m. Eastern Time on May 25, 2004. Have
                                                              your proxy card in hand when you call.
                                                              You will be prompted to enter your
                                                              12-digit Control Number which is located
                                                              below and then follow the simple
                                                              instructions the Vote Voice provides
                                                              you.

                                                              VOTE BY MAIL -
                                                              Mark, sign, and date your proxy card and
                                                              return it in the postage-paid envelope
                                                              we have provided or return it to VaxGen,
                                                              Inc., c/o ADP, 51 Mercedes Way,
                                                              Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE                            VAXGEN        KEEP THIS PORTION FOR YOUR RECORDS
OR BLACK INK AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------
                                                           DETACH AND RETURN THIS PORTION ONLY

                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VAXGEN, INC.

THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSALS
DESIGNATED BELOW. IF NO SPECIFICATION IS MADE, THIS
PROXY WILL BE VOTED FOR ALL OF SUCH PROPOSALS.

Vote on Proposals

1.      To Elect:                                      For    Withhold   For All   To withhold  authority to vote, mark
                                                       All       All      Except   "For  All Except" and write the
                                                                                   nominee's number on the line below.
        Lance K. Gordon, Franklin Berger, Randall       O         O         O
        L-W. Caudill, Michel Greco,  and William
        D. Young to serve until the 2005 Annual
        Meeting of Stockholders or until their                                      ________________________
        successors are duly elected and qualified.

                                                                                       For       Against      Abstain
2.      To approve the Company's 2001 Employee  Stock Purchase Plan, as amended,        O           O            O
        to increase the aggregate number of shares of common  stock  authorized for issuance under the plan by 400,000 shares.

                                                                                       For       Against      Abstain
3.      To approve the amended and restated Bylaws of the Company.                      O           O            O

                                                                                       For       Against      Abstain
4.      To ratify the selection by the Board of Directors of                            O           O            O
        PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

The undersigned hereby revokes any proxy or proxies given for such shares and ratifies all that said Proxies or their substitutes may lawfully do by virtue of this proxy.


                                 45.

Please date, sign and return promptly in the enclosed envelope. This proxy must be received before the stockholder meeting.


------------------------------------   ----------       ------------------------------------    ----------
Signature [PLEASE SIGN WITHIN BOX]     Date             Signature (Joint Owners)                Date


                                 46.